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                                                                   EXHIBIT 10.7



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                           RECEIVABLES SALE AGREEMENT

                           DATED AS OF AUGUST 2, 1996

                                    BETWEEN

                          YELLOW FREIGHT SYSTEM, INC.,
                               AS THE ORIGINATOR

                                      AND


                        YELLOW RECEIVABLES CORPORATION,
                                  AS THE BUYER





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
                               TABLE OF CONTENTS


                                                                                                           PAGE
                                                                                                           ----

         ARTICLE I
                                AMOUNTS AND TERMS OF THE PURCHASES  . . . . . . . . . . . . . . . . . . .    1

         Section 1.1.             Purchases of Receivables. . . . . . . . . . . . . . . . . . . . . . . .    1
         Section 1.2.             Payment for the Purchases.  . . . . . . . . . . . . . . . . . . . . . .    3
         Section 1.3.             Purchase Price Credit Adjustments . . . . . . . . . . . . . . . . . . .    5
         Section 1.4.             Payments and Computations, Etc.   . . . . . . . . . . . . . . . . . . .    5
         Section 1.5.             Transfer of Records . . . . . . . . . . . . . . . . . . . . . . . . . .    6
         Section 1.6.             Characterization  . . . . . . . . . . . . . . . . . . . . . . . . . . .    6


         ARTICLE II
                                REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . . . . . . . . . .    7

         Section 2.1.             Originator Representations and Warranties.    . . . . . . . . . . . . .    7
                 (a)      Corporate Existence and Power.  . . . . . . . . . . . . . . . . . . . . . . . .    7
                 (b)      No Conflict.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
                 (c)      Governmental Authorization  . . . . . . . . . . . . . . . . . . . . . . . . . .    7
                 (d)      Binding Effect. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
                 (e)      Accuracy of Information.  . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
                 (f)      Use of Proceeds.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
                 (g)      Good Title; Perfection. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
                 (h)      Places of Business. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
                 (i)      Collection Banks; etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
                 (j)      Financial Statements; Material Adverse Effect.  . . . . . . . . . . . . . . . .    9
                 (k)      Names . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
                 (l)      Actions, Suits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
                 (m)      Credit and Collection Policy. . . . . . . . . . . . . . . . . . . . . . . . . .    9
                 (n)      Payments to Originator. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
                 (o)      Ownership of the Buyer. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
                 (p)      Not an Investment Company.  . . . . . . . . . . . . . . . . . . . . . . . . . .   10
                 (q)      Purpose.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
                 (r)      ERISA.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
                 (s)      Contracts Governing Excluded Receivables  . . . . . . . . . . . . . . . . . . .   10





                                       i
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
                                                                                                            Page
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         ARTICLE III
                                     CONDITIONS OF PURCHASES  . . . . . . . . . . . . . . . . . . . . . .   11

         Section 3.1.             Conditions Precedent to Initial Purchase  . . . . . . . . . . . . . . .   11
         Section 3.2.             Conditions Precedent to All Purchases . . . . . . . . . . . . . . . . .   11


         ARTICLE IV
                                     COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11

         Section 4.1.             Affirmative Covenants of Originator . . . . . . . . . . . . . . . . . .   11
                 (a)      Financial Reporting.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
                          (i)     Annual Reporting. . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
                          (ii)    Quarterly Reporting.  . . . . . . . . . . . . . . . . . . . . . . . . .   12
                          (iii)   Compliance Certificate. . . . . . . . . . . . . . . . . . . . . . . . .   12
                          (iv)    Shareholders Statements and Reports.  . . . . . . . . . . . . . . . . .   12
                          (v)     S.E.C. Filings. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
                          (vi)    Notices under Transaction Documents.  . . . . . . . . . . . . . . . . .   13
                          (vii)   Change in Credit and Collection Policy. . . . . . . . . . . . . . . . .   13
                          (viii)  Replacement of Contracts Applicable to Excluded Receivables . . . . . .   13
                          (ix)    Other Information.  . . . . . . . . . . . . . . . . . . . . . . . . . .   13
                 (b)      Notices.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
                          (i)     Events of Default or Potential Events of Default. . . . . . . . . . . .   13
                          (ii)    Litigation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
                          (iii)   ERISA.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
                          (iv)    Downgrade.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
                          (v)     Labor Strike, Walkout, Lockout or Slowdown  . . . . . . . . . . . . . .   14
                 (c)      Compliance with Laws. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
                 (d)      Audits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
                 (e)      Keeping and Marking of Records and Books. . . . . . . . . . . . . . . . . . . .   14
                 (f)      Compliance with Contracts and Credit and Collection Policy  . . . . . . . . . .   15
                 (g)      Ownership Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
                 (h)      Purchasers' Reliance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
                 (i)      Collections.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
                 (j)      ERISA.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
                 (k)      Excluded Receivables. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
         Section 4.2.             Negative Covenants of Originator  . . . . . . . . . . . . . . . . . . .   16
                 (a)      Name Change, Offices, Records and Books of Accounts.  . . . . . . . . . . . . .   16
                 (b)      Change in Payment Instructions to Obligors. . . . . . . . . . . . . . . . . . .   17
                 (c)      Modifications to Contracts and Credit and Collection Policy.  . . . . . . . . .   17
                 (d)      Sales, Liens, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17





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
                                                                                                            Page
                                                                                                            ----

                 (e)      Accounting for Purchases. . . . . . . . . . . . . . . . . . . . . . . . . . . .   18


         ARTICLE V
                                         ADMINISTRATION AND COLLECTION  . . . . . . . . . . . . . . . . .   18

         Section 5.1.             Designation of Sub-Servicer . . . . . . . . . . . . . . . . . . . . . .   18
         Section 5.2.             Duties of Sub-Servicer  . . . . . . . . . . . . . . . . . . . . . . . .   19
         Section 5.3.             Collection Account Agreements . . . . . . . . . . . . . . . . . . . . .   19
         Section 5.4.             Responsibilities of the Originator  . . . . . . . . . . . . . . . . . .   20
         Section 5.5.             Reports.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
         Section 5.6.             Sub-Servicer Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . .   20


         ARTICLE VI
                                         EVENTS OF DEFAULT   . . . . . . . . . . . . . . . . . . . . . . .  20

         Section 6.1.             Events of Default.    . . . . . . . . . . . . . . . . . . . . . . . . .   20
         Section 6.2.             Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22


         ARTICLE VII
                                         INDEMNIFICATION  . . . . . . . . . . . . . . . . . . . . . . . .   22

         Section 7.1.             Indemnities by the Originator . . . . . . . . . . . . . . . . . . . . .   22
         Section 7.2.             Other Costs and Expenses  . . . . . . . . . . . . . . . . . . . . . . .   24


         ARTICLE VIII
                                          MISCELLANEOUS   . . . . . . . . . . . . . . . . . . . . . . . .   24

         Section 8.1.             Waivers and Amendments  . . . . . . . . . . . . . . . . . . . . . . . .   24
         Section 8.2.             Notices.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
         Section 8.3.             Protection of Buyer's Interests . . . . . . . . . . . . . . . . . . . .   25
         Section 8.4.             Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
         Section 8.5.             Bankruptcy Petition . . . . . . . . . . . . . . . . . . . . . . . . . .   26
         Section 8.6.             Limitation of Liability.  . . . . . . . . . . . . . . . . . . . . . . .   26
         Section 8.7.             CHOICE OF LAW.    . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
         Section 8.8.             CONSENT TO JURISDICTION . . . . . . . . . . . . . . . . . . . . . . . .   27
         Section 8.9.             WAIVER OF JURY TRIAL  . . . . . . . . . . . . . . . . . . . . . . . . .   27
         Section 8.10.            Binding Effect; Assignability . . . . . . . . . . . . . . . . . . . . .   27
         Section 8.11.            Subordination . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
         Section 8.12.            Integration; Survival of Terms.   . . . . . . . . . . . . . . . . . . .   28





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
                                                                                                            Page
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
         Section 8.13.            Counterparts; Severability. . . . . . . . . . . . . . . . . . . . . . .   28


                                                         EXHIBITS

         EXHIBIT I                DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
         EXHIBIT II               CHIEF EXECUTIVE OFFICE OF THE ORIGINATOR; LOCATIONS OF RECORDS;
                                  TRADE NAMES; FEDERAL EMPLOYER IDENTIFICATION NUMBER   . . . . . . . . .   41
         EXHIBIT III              COLLECTION ACCOUNTS; LOCK-BOXES; CONCENTRATION ACCOUNTS; AND DEPOSITARY
                                  ACCOUNTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42
         EXHIBIT IV               FORM OF COMPLIANCE CERTIFICATE  . . . . . . . . . . . . . . . . . . . .   43
         EXHIBIT V                FORM OF COLLECTION ACCOUNT AGREEMENT  . . . . . . . . . . . . . . . . .   44
         EXHIBIT VI               CREDIT AND COLLECTION POLICY  . . . . . . . . . . . . . . . . . . . . .   48
         EXHIBIT VII              FORM OF INVOICE(S)  . . . . . . . . . . . . . . . . . . . . . . . . . .   49
         EXHIBIT VIII             FORM OF MONTHLY REPORT  . . . . . . . . . . . . . . . . . . . . . . . .   50
         EXHIBIT IX               FORM OF SUBSCRIPTION AGREEMENT  . . . . . . . . . . . . . . . . . . . .   51
                 Exhibit A                 Form of Certificate of Incorporation . . . . . . . . . . . . .   58
                 Exhibit B                 Form of By-laws  . . . . . . . . . . . . . . . . . . . . . . .   62
         EXHIBIT X                FORM OF SUBORDINATED NOTE . . . . . . . . . . . . . . . . . . . . . . .   79
         EXHIBIT X                CONTRACTS APPLICABLE TO EXCLUDED CONTRACTS  . . . . . . . . . . . . . .   83


                                                        SCHEDULE A

         SCHEDULE A               DOCUMENTS AND RELATED ITEMS TO BE DELIVERED ON OR PRIOR TO THE INITIAL
                                  PURCHASE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   84





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


                 THIS RECEIVABLES SALE AGREEMENT, dated as of August 2, 1996, is by and between YELLOW FREIGHT SYSTEM, INC., an Indiana corporation (the "ORIGINATOR"), and YELLOW RECEIVABLES CORPORATION, a Delaware corporation (the "BUYER"). Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in EXHIBIT I hereto.

                             PRELIMINARY STATEMENTS

                 The Originator now owns, and from time to time hereafter will own, Receivables. The Originator wishes to sell and assign to the Buyer, and the Buyer wishes to purchase from the Originator, all right, title and interest of the Originator in and to the Receivables now and hereafter arising.

                 The Originator and the Buyer believe that it is in their mutual best interests for the Originator to sell the Receivables to the Buyer and for the Buyer to purchase the Receivables.

                 The Originator and the Buyer intend this transaction to be a true sale of the Receivables from the Originator to the Buyer, providing the Buyer with the full benefits of ownership of the Receivables, and the Originator and the Buyer do not intend this transaction to be, or for any purpose to be characterized as, a loan from the Buyer to the Originator.

                 Upon purchasing the Receivables from the Originator, the Buyer will sell interests in all or a portion of the Receivables pursuant to that certain Receivables Purchase Agreement dated as of August 2, 1996 (as the same may from time to time hereafter be amended, supplemented, restated or otherwise modified, the "PURCHASE AGREEMENT") among the Buyer, Falcon Asset Securitization Corporation ("FALCON"), the financial institutions parties thereto as "INVESTORS" and The First National Bank of Chicago ("FIRST CHICAGO"), as agent for FALCON and such Investors (in such capacity, the "AGENT").


                                   ARTICLE I
                       AMOUNTS AND TERMS OF THE PURCHASES

                 Section 1.1.     Purchases of Receivables.

                 (a) Effective on the date of the initial Purchase hereunder, in consideration for the Purchase Price and upon the terms and subject to the conditions set forth herein, the Originator does hereby sell, assign, transfer, set-over and otherwise convey to the Buyer, without recourse (except to the extent expressly provided herein), and the Buyer does hereby purchase from the Originator, on the term and subject to the conditions set forth herein, all of the Originator's right, title and interest in and to all Receivables existing as of the close of business on the date of such initial Purchase and all Receivables thereafter arising, together, in each case, with all Related Security relating there to and all Collections thereof; PROVIDED, HOWEVER, that in no event shall the Buyer purchase, or the Originator sell, any Receivable arising after the Termination Date. On the date of the initial Purchase, the Buyer shall acquire all of the Originator's right, title and interest in and to all Receivables existing as of the close of business on such date (together with all Related Security relating thereto and all Collections thereof). On each Business Day thereafter through and including the Termination Date, the Buyer shall acquire all of the Originator's right, title and interest in and to all Receivables which were not previously purchased by the Buyer hereunder upon the creation of such Receivables (together with all Related Security relating thereto and all Collections thereof). PROVIDED THAT the acquisition by the Buyer of such right, title and interest of the Originator in connection with each Purchase hereunder is conditioned upon and subject to the Originator's receipt of the Purchase Price therefor in accordance with SECTION 1.2 below. In connection with consummation of any Purchase hereunder, the Buyer may request that the Originator deliver, and the Originator shall deliver, such approvals, opinions, information, reports or documents as the Buyer may reasonably request.

                 (b) It is the intention of the parties hereto that each Purchase of Receivables made hereunder shall constitute a "sale of accounts," as such term is used in Article 9 of the UCC, which sales are absolute and irrevocable and provide the Buyer with the full benefits of ownership of the Receivables. Except for the Purchase Price Credits owed pursuant to SECTION
1.3 hereof, each sale of Receivables hereunder is made without recourse to the Originator; PROVIDED, HOWEVER, that (i) the Originator shall be liable to the Buyer for all representations, warranties and covenants made by the Originator pursuant to the terms of the Transaction Documents, and (ii) such sale does not constitute and is not intended to result in an assumption by the Buyer or any assignee thereof of any obligation of the Originator or any other Person arising in connection with the Receivables, the related Contracts and/or other Related Security or any other obligations of the Originator. In view of the intention of the parties hereto that the Purchases of Receivables made hereunder shall constitute sales of such Receivables rather than loans secured by such Receivables, the Originator agrees on or prior to the date hereof to mark its master data processing records relating to the Receivables with a legend, acceptable to the Buyer, evidencing that the Buyer has purchased such Receivables as provided in this Agreement and to note in its financial statements that its Receivables have been sold to the Buyer. Upon the request of the Buyer or the Agent, the Originator will execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate to perfect and maintain the perfection of the Buyer's ownership interest in the Receivables, the Related Security and the Collections, or as the Buyer or the Agent may reasonably request. In addition, the Originator will, upon request, make available to the Buyer or to the Servicer the original copy of each Contract under which a Receivable has arisen.

                 Section 1.2.     Payment for the Purchases.

                 (a) The Purchase Price for the initial Purchase of Receivables shall be payable in full by the Buyer to the Originator on the date of such initial Purchase, and shall be paid to the Originator in the following manner:

                 (i) by delivery of immediately available funds, to the extent of funds made available to the Buyer in connection with its subsequent sale of an interest in such Receivables to the Purchasers under the Purchase Agreement,

                 (ii) by the issuance of equity in the manner contemplated in the Subscription Agreement and having a value of not less than the greater of (A) $3,000,000 or (B) three percent (3.00%) of the aggregate Capital outstanding at such time under the Purchase Agreement, and

                 (iii)    the balance, with the proceeds of a Subordinated
Loan.

The Purchase Price for each Purchase after the initial Purchase shall become due and owing in full by the Buyer to the Originator or its designee on the date of such Purchase (EXCEPT THAT the Buyer may, with respect to any such Purchase, offset against such Purchase Price any amounts owed by the Originator to the Buyer hereunder and which have become due but remain unpaid) and shall be paid to the Originator in the manner provided in the following paragraphs
(b), (c) and (d).

                 (b) With respect to any Purchase hereunder, at the time of settlement of the Purchase Price therefor pursuant to paragraph (d) below, the Buyer may elect to pay all or any part of, the applicable Purchase Price by borrowing from the Originator a subordinated revolving loan (each, a "SUBORDINATED LOAN"), and the Originator, subject to the remaining provisions of this paragraph, irrevocably agrees to advance such Subordinated Loan in the amount so specified by the Buyer (which amount, unless otherwise specified by the Buyer, shall be deemed to be the lesser of (i) the aggregate Purchase Price which remains owing to the Originator in connection with such settlement after giving effect to funds received by the Originator which have been applied thereto, and (ii) the maximum Subordinated Loan which may then be borrowed under the restrictions set forth in the following sentence). Notwithstanding the foregoing, the Originator is not committed to make any Subordinated Loan (and the Buyer's right to make the election described hereinabove shall not be effective), if and to the extent that, as of the end of the last Business Day of the Monthly Period to which such settlement relates (or such other date of determination as may be applicable pursuant to the proviso in paragraph (c) below) and as a result of making such loan, either: (1) the aggregate outstanding amount of the Subordinated Loans would exceed an amount equal to THE SUM OF (w) the aggregate Outstanding Balance of the "ELIGIBLE RECEIVABLES" under and as defined in the Purchase Agreement at such time, PLUS (x) 97% of the aggregate Outstanding Balance of Excluded Receivables at such time, PLUS
(y) without duplication of clause (x), 97% of the aggregate

Outstanding Balance of Receivables which are not "ELIGIBLE RECEIVABLES" under and as defined in the Purchase Agreement at such time, MINUS (z) the aggregate Capital outstanding at such time under the Purchase Agreement, or (2) the Buyer's net worth would be equal to an amount that is less than the greater of
(A) $3,000,000 or (B) three percent (3.00%) of the aggregate Capital outstanding at such time under the Purchase Agreement, or (3) the amount of the Subordinated Loan then being made would exceed an amount equal to the Purchase Price payable in connection with the Purchases during such Monthly Period (or such other date or period as may be applicable pursuant to the proviso in paragraph (c) below) MINUS funds then being made available under the Purchase Agreement or otherwise then available to the Buyer during or with respect to such Month Period (or such other date or period, if applicable). The Subordinated Loans shall be evidenced by, and shall be payable in accordance with the terms and provisions of, a promissory note in the form of EXHIBIT X hereto (the "SUBORDINATED NOTE") and shall be payable solely from funds which the Buyer is not required under the Purchase Agreement to set aside for the benefit of, or otherwise pay over to, the Agent and/or the Purchasers.

                 (c) In the case of any Purchase subsequent to the initial Purchase, if the Buyer has insufficient funds to pay in full the applicable Purchase Price (after taking account of the proceeds of Subordinated Loans available to the Buyer), then the Originator shall be deemed to have contributed to the capital of the Buyer Receivables having a Purchase Price equal to the otherwise unpaid portion of the total Purchase Price owing for such Purchase, which capital contributions shall be determined on an aggregate basis for the Monthly Period in which such Purchase occurred in connection with the settlement for such Monthly Period effected pursuant to paragraph (d) below; PROVIDED, HOWEVER, that no such deemed capital contribution shall be made from and after the date on which the Originator notifies the Buyer in writing that it has designated a date as the Termination Date, and the Originator shall not be obligated to convey Receivables to the Buyer or otherwise consummate Purchases hereunder from and after such date unless the Originator reasonably determines that the Purchase Price therefor will be satisfied with funds available to the Buyer from Collections or otherwise or with the proceeds of Subordinated Loans.

                 (d) On each Business Day during a Monthly Period after the date of the initial Purchase, all Collections available to the Buyer (after setting aside amounts required to be set aside for the benefit of, or otherwise paid over to, the Agent and/or the Purchasers in accordance with the Purchase Agreement) shall be paid directly to the Originator and, subject to receipt by the Originator of the sub-Servicer Fee payable by the Buyer pursuant to SECTION
5.6 hereof for the Monthly Period in which such Business Day occurs, shall be applied as payments toward the Purchase Price of Receivables conveyed by the Originator to the Buyer during such Monthly Period. Although amounts shall be paid directly to the Originator on a daily basis in accordance with the first sentence of this paragraph, settlement of the Purchase Price between the Borrower and the Originator shall be effected on a monthly basis with respect to all Purchases within the same Monthly Period concurrently with the delivery of the Monthly Report relating to such Monthly Period pursuant to SECTION 5.5 hereof and based on the information contained therein. In addition to such other information as may be included therein, each Monthly Report shall set forth the following with respect to the related Monthly Period: (i) the aggregate Outstanding Balance of Receivables created and conveyed in Purchases during such Monthly Period, (ii) the aggregate Purchase Price payable to the Originator in respect of such Purchases, specifying the Discount Factor in effect for such Monthly Period and the aggregate Purchase Price Credits deducted in calculating such aggregate Purchase Price, (iii) the aggregate amount of funds received by the Originator during such Monthly Period which are to be applied toward the aggregate Purchase Price owing for such Monthly Period pursuant to the first sentence of this paragraph, (iv) the increase or decrease in the amount outstanding under the Subordinated Note as of the end of such monthly Period after giving effect to the application of funds toward the aggregate Purchase Price and the restrictions on Subordinated Loans set forth in paragraph (b) above, and (v) the amount of any capital contribution made by the Originator to the Buyer as of the end of such Monthly Period pursuant to paragraph (c) above. Although settlement shall be effected concurrently with the delivery of each Monthly Report, increases or decreases in the amount owing under the Subordinated Note made pursuant to paragraph (b) above and any contribution of capital by the Originator to the Buyer made pursuant to paragraph (c) above shall be deemed to have occurred and shall be effective as of the last Business Day of the Monthly Period to which such settlement relates.

                 Section 1.3. Purchase Price Credit Adjustments. If on any day the Outstanding Balance of a Receivable is either (x) reduced as a result of any defective services or damage to shipped goods, any cash discount or any adjustment by the Originator (whether individually or in its performance of duties as Sub-Servicer), or (y) reduced or canceled as a result of a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction and whether such claim relates to the Originator or any Affiliate thereof) or (z) is otherwise reduced as a result of any of the factors set forth in the definition of Dilutions, then, in such event, the Buyer shall be entitled to a credit (each, a "PURCHASE PRICE CREDIT") against the Purchase Price otherwise payable hereunder equal to the full amount of such reduction or cancellation. If such Purchase Price Credit exceeds the Original Balance of the Receivables to be sold hereunder on any date, then the Originator shall pay the remaining amount of such Purchase Price Credit in cash on the next succeeding Business Day; PROVIDED THAT, if the Termination Date has not occurred, the Originator shall be allowed to deduct the remaining amount of such Purchase Price Credit from any indebtedness owed to it under the Subordinated Note.

                 Section 1.4. Payments and Computations, Etc. All amounts to be paid or deposited by the Buyer hereunder shall be paid or deposited in accordance with the terms hereof on the day when due in immediately available funds to the account of the Originator designated from time to time by the Originator or as otherwise directed by the Originator. In the event that any payment owed by any Person hereunder becomes due on a day which is not a Business Day, then such payment shall be made on the next succeeding Business Day. Any amount due hereunder which is not paid when due hereunder shall bear interest at the Base Rate as in effect from time to time until paid in full; PROVIDED, HOWEVER, that such interest rate shall not at any time exceed the maximum rate permitted by applicable law. All computations of interest payable hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

                 Section 1.5.     Transfer of Records.

                 (a) In connection with the Purchases of Receivables hereunder, the Originator hereby sells, transfers, assigns and otherwise conveys to the Buyer all of the Originator's right and title to and interest in the Records relating to all Receivables sold hereunder, without the need for any further documentation in connection with any Purchase. In connection with such transfer, the Originator hereby grants to each of the Buyer and the Servicer an irrevocable, non-exclusive license to use, without royalty or payment of any kind, all software used by the Originator to account for the Receivables, to the extent necessary to administer the Receivables, whether such software is owned by the Originator or is owned by others and used by the Originator under license agreements with respect thereto, PROVIDED THAT should the consent of any licensor of the Originator to such grant of the license described herein be required, the Originator hereby agrees that upon the request of the Buyer (or the Agent as the Buyer's assignee) it will use its reasonable efforts to obtain the consent of such third-party licensor. The license granted hereby shall be irrevocable, and shall terminate on the date this Agreement terminates in accordance with its terms.

                 (b) The Originator (i) shall take such action requested by the Buyer and/or the Agent, from time to time hereafter, that may be necessary or appropriate to ensure that the Buyer and its assigns under the Purchase Agreement have an enforceable ownership interest in the Records relating to the Receivables purchased from the Originator hereunder and (ii) shall use its reasonable efforts to ensure that the Buyer and the Servicer each has an enforceable right (whether by license or sublicense or otherwise) to use all of the computer software used to account for the Receivables and/or to recreate such Records.

                 Section 1.6. Characterization. If, notwithstanding the intention of the parties expressed in SECTION 1.1(B), the conveyance by the Originator to the Buyer of Receivables hereunder shall be characterized as a secured loan and not a sale, this Agreement shall constitute a security agreement under the UCC and other applicable law. For this purpose, the Originator hereby grants to the Buyer a duly perfected security interest in all of the Originator's right, title and interest in, to and under the Receivables, the Collections, each Collection Account, all Related Security, all payments on or with respect to such Receivables, all other rights relating to and payments made in respect of the Receivables, and all proceeds of any thereof which security interest shall be prior to all other liens on and security interests therein. After an Event of Default, the Buyer and its assignees shall have, in addition to the rights and remedies which they may have under this Agreement, all other rights and remedies provided to a secured creditor after default under the UCC and other applicable law, which rights and remedies shall be cumulative.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

                 Section 2.1. Originator Representations and Warranties. The Originator hereby represents and warrants, individually and in its capacity as Sub-Servicer, to the Buyer and its assigns that:

                 (a) Corporate Existence and Power. The Originator is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and has all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which it conducts its business and where the failure to obtain such license, authorization, consent or approval would have a Material Adverse Effect.

                 (b) No Conflict. The execution, delivery and performance by the Originator of this Agreement and each other Transaction Document, and the Originator's use of the proceeds of Purchases made hereunder, are within its corporate powers, have been duly authorized by all necessary corporate action, do not contravene or violate (i) its articles of incorporation or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any material agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any material order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of the Originator or its Subsidiaries (except as created hereunder); and no transaction contemplated hereby requires compliance with any bulk sales act or similar law. This Agreement and each other Transaction Document have been duly authorized, executed and delivered by the Originator.

                 (c) Governmental Authorization. Other than the filing of the financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (including, without limitation, the Department of Transportation and/or Surface Transportation Board) is required for the due execution, delivery and performance by the Originator of the Transaction Documents.

                 (d) Binding Effect. The Transaction Documents constitute the legal, valid and binding obligations of the Originator enforceable against the Originator in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally.

                 (e) Accuracy of Information. All information heretofore furnished by the Originator or any of its Affiliates to the Buyer, the Agent or the Purchasers for purposes of or in connection with this Agreement, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by the Originator or any of its Affiliates to the Buyer, the Agent and/or the Purchasers will be, true and accurate in every material respect, on the date such information is stated or certified and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

                 (f) Use of Proceeds. No proceeds of any Purchase hereunder will be used (i) for a purpose which violates, or would be inconsistent with, Regulation G, T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time or (ii) to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

                 (g) Good Title; Perfection. Immediately prior to each Purchase hereunder, the Originator shall be the legal and beneficial owner of the Receivables and Related Security with respect thereto, free and clear of any Adverse Claim, except as created by the Transaction Documents. This Agreement is effective to, and shall, upon each Purchase hereunder, irrevocably transfer to the Buyer legal and equitable title to, with the legal right to sell and encumber, such Receivables and the Related Security, free and clear of any Adverse Claim except as otherwise created by the Buyer under the Purchase Agreement. Without limiting the foregoing, there has been duly filed all financing statements or other similar instruments or documents necessary under the UCC of all appropriate jurisdictions (or any comparable law) to perfect the Buyer's ownership interest in such Receivables.

                 (h) Places of Business. The principal places of business and chief executive office of the Originator and the offices where the Originator keeps all its Records are located at the address(es) listed on
EXHIBIT II or such other locations notified to the Buyer in accordance with
SECTION 4.2(A) in jurisdictions where all action required by SECTION 4.2(A) has been taken and completed. The Originator's Federal Employer Identification Number is correctly set forth on EXHIBIT II.

                 (i) Collection Banks; etc. Except as otherwise notified to the Buyer in accordance with SECTION 4.2(B):

                 (i) the Originator has instructed all Obligors to pay all Collections directly to a segregated lock-box identified on EXHIBIT III hereto,

                 (ii) in the case of all proceeds remitted to any such lock-box which is now or hereafter established, such proceeds will be deposited directly by the applicable Collection Bank into a concentration account or a depository account listed on EXHIBIT III,

                 (iii) the names and addresses of all Collection Banks, together with the account numbers of the Collection Accounts of the Originator at each Collection Bank, are listed on EXHIBIT III, and

                 (iv) each lock-box and Collection Account to which Collections are remitted shall be subject to a Collection Account Agreement that is then in full force and effect.

In the case of lock-boxes and Collection Accounts identified on EXHIBIT III, exclusive dominion and control thereof has been transferred to the Buyer. The Originator has not granted any Person, other than the Buyer as contemplated by this Agreement, dominion and control of any lock-box or other Collection Account, or the right to take dominion and control of any lock-box or other Collection Account at a future time or upon the occurrence of a future event.

                 (j) Financial Statements; Material Adverse Effect. The consolidated financial statements of the Originator and its consolidated Subsidiaries dated March 31, 1996 furnished by the Originator to the Buyer and the Agent are complete and correct in all material respects, and such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial condition and results of operations of the Originator and its consolidated Subsidiaries as of such date and for the period ended on such date. Since April 30, 1996, no event has occurred which would have a Material Adverse Effect.

                 (k) Names. In the past five years, the Originator has not used any corporate names, trade names or assumed names other than those listed on EXHIBIT II.

                 (l) Actions, Suits. There are no actions, suits or proceedings pending, or to the best of the Originator's knowledge, threatened, against or affecting the Originator, or any of the properties of the Originator, in or before any court, arbitrator or other body, which are reasonably likely to (i) adversely affect the collectibility of a material portion of the Receivables, (ii) materially adversely affect the financial condition of the Originator or (iii) materially adversely affect the ability of the Originator to perform its obligations under the Transaction Documents. The Originator is not in default with respect to any order of any court, arbitrator or governmental or regulatory body.

                 (m) Credit and Collection Policy. With respect to each Receivable, each of the Originator and the Sub-Servicer has complied in all material respects with the Credit and Collection Policy.

                 (n) Payments to Originator. With respect to each Receivable sold to the Buyer under this Agreement, the Buyer has given reasonably equivalent value to the Originator in consideration for the transfer of such Receivable and the Related Security with respect thereto under this Agreement and such transfer was not made for or on account of an antecedent debt. No sale by the Originator to the Buyer of any Receivable is or may be voidable under any Section of the Bankruptcy Reform Act of 1978 (11 U.S.C. Sections 101 et seq.), as amended.

                 (o) Ownership of the Buyer. The Originator owns one hundred percent (100%) of the issued and outstanding capital stock of the Buyer. Such capital stock is validly issued, fully paid and nonassessable and there are no options, warrants or other rights to acquire securities of the Buyer. The management of the Originator has determined that the organization of the Buyer and the limited purposes of the Buyer are in the best interests of the Originator.

                 (p) Not an Investment Company. The Originator is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended from time to time, or any successor statute.


                 (q) Purpose. The Originator has determined that, from a business viewpoint, the sale of the Receivables to the Buyer contemplated hereby is in the best interests of the Originator.

                 (r) ERISA. No fact or circumstance, including but not limited to any Reportable Event, exists in connection with any Plan which would constitute grounds for the termination of any Plan by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a trustee to administer any such Plan and which would result in the termination of a Plan and the incurrence of material liability by the Originator or any ERISA Affiliate to the Plan, the PBGC, participants, beneficiaries or a trustee. No Plan has an accumulated funding deficiency as defined in Section 412(a) of the Code or Section 302(a) of ERISA, and no lien exists with respect to any Plan for failure to make required contributions as described under 412(n) of the Code or Section 302(f) of ERISA. For the purposes of this representation and warranty, the Originator shall be deemed to have knowledge of all facts attributable to the Plan administrator designated pursuant to ERISA.

                 (s) Contracts Governing Excluded Receivables. Aside from contracts applicable to Approved Offset Receivables, the only contracts listed on EXHIBIT XI hereto are contracts of the Originator that (i) by virtue of their confidentiality provisions would preclude the Originator from disclosing to any Person information that is included on an Invoice, and/or (ii) by their terms preclude the assignment to any Person of any of the Originator's rights to payment thereunder (notwithstanding the provisions of Section 9-318 of the UCC).

                                  ARTICLE III
                            CONDITIONS OF PURCHASES

                 Section 3.1. Conditions Precedent to Initial Purchase. The initial Purchase under this Agreement is subject to the conditions precedent that (i) the Buyer shall have received on or before the date of such Purchase those documents listed on SCHEDULE A hereto and (ii) all conditions precedent to the initial purchase under the Purchase Agreement shall have been satisfied and/or waived.

                 Section 3.2. Conditions Precedent to All Purchases. Each Purchase shall be subject to the further conditions precedent that (a) on the date of each such Purchase, the following statements shall be true both before and after giving effect to such Purchase (and acceptance of the proceeds of such Purchase shall be deemed a representation and warranty by the Originator that such statements are then true):

                 (i)      the representations and warranties set forth in
         ARTICLE II are correct on and as of the date of such Purchase as though made on and as of such date;

                 (ii) no event has occurred, or would result from such Purchase, that will constitute an Event of Default, and no event has occurred and is continuing, or would result from such Purchase, that would constitute a Potential Event of Default; and

                 (iii)    the Termination Date shall not have occurred;

and (b) the Buyer shall have received such other approvals, opinions or documents as it may reasonably request.

                 Notwithstanding the foregoing conditions precedent, upon payment of the Purchase Price for any Purchase (whether by payment of cash, through an increase in the amounts outstanding under the Subordinated Note, by offset of amounts owed to the Buyer and/or by offset of capital contributions to be made under the Subscription Agreement), title to the Receivables and related assets included in such Purchase shall vest in the Buyer, whether or not the conditions precedent to such Purchase were in fact satisfied.


                                   ARTICLE IV
                                   COVENANTS

                 Section 4.1. Affirmative Covenants of Originator. Until the date this Agreement shall terminate in accordance with its terms, the Originator hereby covenants, individually and in its capacity as Sub-Servicer, that:

                 (a) Financial Reporting. The Originator will maintain a system of accounting established and administered in accordance with generally accepted accounting principles, and furnish to the Buyer:

                 (i) Annual Reporting. Within 90 days after the close of each of its fiscal years, a complete copy of the Originator's audit report, which shall include at least the Originator's and its consolidated Subsidiaries' consolidated balance sheet, consolidated income statement and consolidated statement of cash flow for such year, examined in accordance with generally accepted auditing standards by an independent public accountant of national reputation selected by the Originator and reasonably acceptable to the Buyer, together with the certificate described in clause (iii) below. Such auditor's report shall be free from exceptions, reservations or qualifications as result of which the auditor is unable to conclude that the financial statements fairly present or adequately disclose the financial condition of the Originator and its consolidated Subsidiaries and shall not be limited because of restricted or limited access by such accountant to any material portion of the Originator's or any Subsidiary's records. In addition, the Originator shall furnish to the Buyer, as soon as available but not later than 120 days after the close of each of its fiscal years, unaudited consolidating balance sheets, consolidating income statements and consolidating statements of cash flows for the Originator and its consolidated Subsidiaries.

                 (ii)     Quarterly Reporting.   Within 45 days after the close
         of each of the first three quarterly periods of each of its fiscal years, the Originator's and its consolidated Subsidiaries' unaudited consolidated balance sheet, consolidated income statement and consolidated statement of cash flow for such quarter and that portion of the fiscal year ending with such quarter, certified by the Chief Financial Officer of the Originator as being complete and correct and fairly presenting the Originator's and its consolidated Subsidiaries' financial condition and results of operations as of the end of such quarter and for that portion of the fiscal year ending with such quarter, together with the certificate described in clause (iii) below.

                 (iii) Compliance Certificate. Together with the financial statements required to be delivered under clauses (i) and (ii) above, a compliance certificate in substantially the form of EXHIBIT IV signed by the Originator's Chief Financial Officer and dated the date of such annual financial statement or such quarterly financial statement, as the case may be.

                 (iv) Shareholders Statements and Reports. Promptly upon the furnishing thereof to the shareholders of the Originator, copies of all financial statements, reports and proxy statements so furnished.

                 (v) S.E.C. Filings. Promptly upon the filing thereof, copies of all registration statements, notices of securities issuance, annual, quarterly, monthly or other regular reports which the Originator or any of its Subsidiaries files with the Securities and Exchange Commission.

                 (vi) Notices under Transaction Documents. Forthwith upon its receipt of any notice, request for consent, financial statements, certification, report or other communication under or in connection with any Transaction Document from any Person other than the Buyer, the Agent or any Purchaser, copies of the same.

                 (vii) Change in Credit and Collection Policy. At least 30 days prior to the effectiveness of any material change in or amendment to the Credit and Collection Policy, a copy of the Credit and Collection Policy then in effect and a notice indicating such change or amendment.

                 (viii) Replacement of Contracts Applicable to Excluded Receivables. Not less than once every 3 months while any Excluded Receivables exist (or more frequently if the Buyer requests), an updated version of EXHIBIT XI hereto.

                 (ix) Other Information. Such other information (including non-financial information) as the Buyer (or any of its assignees) may from time to time reasonably request.

                 (b) Notices. The Originator will notify the Buyer and the Agent in writing of any of the following immediately upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:

                 (i) Events of Default or Potential Events of Default. The occurrence of each Event of Default or each Potential Event of Default, by a statement of the Chief Financial Officer of the Originator.

                 (ii) Litigation. The institution of any litigation, arbitration proceeding or governmental proceeding against the Originator or any of its Subsidiaries, or to which the Originator or any of its Subsidiaries becomes party, in either case which the Originator reports to the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

                 (iii)    ERISA. The occurrence of any Reportable Event under
         Section 4043(c) (5), (6) or (9) of ERISA with respect to any Plan, any decision to terminate or withdraw from a Plan, any finding made with respect to a Plan under Section 4041(c) or (e) of ERISA, the commencement of any proceeding with respect to a Plan under Section 4042 of ERISA, the failure to make any required installment or other required payment under Section 412 of the Code or Section 302 of ERISA on or before the date for such installment or payment, or any material increase in the actuarial present value of unfunded vested benefits under all Plans over the preceding year.

                 (iv) Downgrade. Any downgrading in the rating of any Indebtedness of the Originator or Yellow Corporation by Standard & Poor's Ratings Group or by Moody's Investors Service, Inc., setting forth the Indebtedness affected and the nature of such change.

                 (v) Labor Strike, Walkout, Lockout or Slowdown. The commencement or threat of any labor strike, walkout, lockout or concerted labor slowdown which prevents, or could reasonably be likely to prevent, pick-ups, shipments and/or deliveries by the Originator (collectively, "LABOR ACTIONS").

                 (c) Compliance with Laws. The Originator will comply in all material respects with all applicable laws, rules, regulations, orders writs, judgments, injunctions, decrees or awards to which it may be subject.

                 (d) Audits. The Originator will furnish to the Buyer (and/or the Agent on behalf of the Buyer) from time to time such information with respect to it and the Receivables as the Buyer or the Agent may reasonably request. The Originator shall, from time to time during regular business hours as requested by Buyer (or the Agent on its behalf) upon reasonable notice, permit the Buyer or the Agent, or their respective agents or representatives
(i) to examine and make copies of and abstracts from all Records in the possession or under the control of the Originator relating to Receivables and the Related Security, including, without limitation, the related Contracts, and
(ii) to visit the offices and properties of the Originator for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to the Originator's financial condition or the Receivables and the Related Security or the Originator's performance hereunder or the Originator's performance under the Contracts with any of the officers or employees of the Originator having knowledge of such matters.

                 (e)      Keeping and Marking of Records and Books.

                 (i) The Originator will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the immediate identification of each new Receivable and all Collections of and adjustments to each existing Receivable). The Originator will give the Agent notice of any material change in the administrative and operating procedures referred to in the previous sentence.

                 (ii) The Originator will (a) on or prior to the date hereof, mark its master data processing records and other books and records relating to the Receivables with a legend, acceptable to the Buyer, describing the ownership interest of the Buyer therein and further describing the "RECEIVABLE INTERESTS" sold by the Buyer to the Purchasers pursuant to the Purchase Agreement and (b) upon the request of the Buyer or the Agent: (x) mark each Contract with a legend describing Buyer's interest therein and further describing the Receivable Interests of the Purchasers and (y) deliver to the Buyer or its designee all Contracts (including, without limitation, all multiple originals of any such Contract) relating to the Receivables.

                 (f) Compliance with Contracts and Credit and Collection Policy. The Originator will timely and fully (i) perform and comply with all provisions, covenants and other promises required to be observed by it under the Contracts (other than bills of lading) related to the Receivables, and (ii) comply in all material respects with any bills of lading included in the Invoices and with the Credit and Collection Policy. The Originator will pay when due any taxes payable in connection with the Receivables.

                 (g) Ownership Interest. The Originator shall take all necessary action to establish and maintain in favor of the Buyer a valid and perfected first priority ownership interest in the Receivables and the Related Security, Collections and Collection Accounts with respect thereto, to the full extent contemplated herein, including, without limitation, taking such action to perfect, protect or more fully evidence the interest of the Buyer hereunder as the Buyer or its assignees may reasonably request.

                 (h) Purchasers' Reliance. The Originator acknowledges that the Agent and the Purchasers are entering into the transactions contemplated by the Purchase Agreement in reliance upon the Buyer's identity as a separate legal entity from the Originator. Therefore, from and after the date of execution and delivery of this Agreement, the Originator shall take all reasonable steps including, without limitation, all steps that the Buyer or any assignee of the Buyer may from time to time reasonably request, to maintain the Buyer's identity as a separate legal entity and to make it manifest to third parties that the Buyer is an entity with assets and liabilities distinct from those of the Originator and any Affiliates thereof and not just a division of the Originator. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, the Originator (i) shall not hold itself out to third parties as liable for the debts of the Buyer nor purport to own the Receivables and other assets acquired by the Buyer, (ii) shall take all other actions necessary on its part to ensure that the Buyer is at all times in compliance with the covenants set forth in SECTION 5.1(K) of the Purchase Agreement and (iii) shall cause all tax liabilities arising in connection with the transactions contemplated herein or otherwise to be allocated between the Originator and the Buyer on an arm's-length basis and in a manner consistent with the procedures set forth in U.S. Treasury Regulations Sections 1.1502-33(d) and 1.1552-1.

                 (i) Collections. The Originator shall instruct all Obligors to pay all Collections directly to a segregated lock-box or other Collection Account listed on EXHIBIT III, each of which is subject to a Collection Account Agreement. In the case of payments remitted to any such lock-box, the Originator shall cause all proceeds from such lock-box to be deposited directly by a Collection Bank into a concentration account or a depositary account listed on EXHIBIT III. Pursuant to SECTION 5.3 hereof and the Collection Account

Agreements, the Originator has transferred and assigned to the Buyer all of its right, title and interest in and to, and exclusive ownership, dominion and control (subject to the terms of this Agreement) to each such lock-box, concentration account and depositary account. In the case of any Collections received by the Originator, the Originator shall remit such Collections to a Collection Account not later than the Business Day immediately following the date of receipt of such Collections, and, at all times prior to such remittance, the Originator shall itself hold such Collections in trust, for the exclusive benefit of the Buyer and its assigns. In the case of any remittances received by the Originator in any such lock-box, concentration account or depositary account that shall have been identified, to the satisfaction of the Servicer, to not constitute Collections or other proceeds of the Receivables or the Related Security, the Originator shall promptly remit such items to the Person identified to it as being the owner of such remittances. From and after the date the Agent delivers to any of the Collection Banks a Collection Notice pursuant to SECTION 6.3 of the Purchase Agreement, the Agent, as assignee of the Buyer, may request that the Originator, and the Originator thereupon promptly shall, direct all Obligors on Receivables to remit all payments thereon to a new depositary account (the "NEW CONCENTRATION ACCOUNT") specified by the Agent and, at all times thereafter the Originator shall not deposit or otherwise credit to the New Concentration Account any cash or payment item other than Collections. Alternatively, the Agent may request that the Originator, and the Originator thereupon promptly shall, direct all Persons then making remittances to any account listed on EXHIBIT III which remittances are not payments on Receivables to deliver such remittances to a location other than an account listed on EXHIBIT III.

                 (j) ERISA. The Originator shall make all required installments or other required payments under Section 412 of the Code or
Section 302 of ERISA on or before the due date for such installment or other payment.

                 (k) Excluded Receivables. The Originator shall use all reasonable efforts to renegotiate the terms of the contracts governing Excluded Receivables to eliminate (i) any confidentiality provisions which would preclude the Originator from disclosing to any Person information that is included on an Invoice, and/or (ii) any assignment provisions which purport to prohibit the assignment to any Person of any of the Originator's rights to payment thereunder (notwithstanding the provisions of Section 9-318 of the UCC).

                 Section 4.2. Negative Covenants of Originator. Until the date this Agreement shall terminate in accordance with its terms, the Originator hereby covenants, individually and in its capacity as Sub-Servicer, that:

                 (a) Name Change, Offices, Records and Books of Accounts. The Originator will not change its name, identity or corporate structure (within the meaning of Section 9-402(7) of any applicable enactment of the UCC) or relocate its chief executive office or any office where Records are kept unless it shall have: (i) given the Buyer and the Agent at least 45 days prior notice thereof and (ii) delivered to the Buyer all financing statements, instruments and other documents requested by the Buyer (or the Agent on behalf of the Buyer) in connection with such change or relocation.

                 (b) Change in Payment Instructions to Obligors. The Originator will not add or terminate any bank as a Collection Bank from those listed in EXHIBIT III, or make any change in its instructions to Obligors regarding payments to be made to the Originator or payments to be made to any lock-box, Collection Account or Collection Bank, unless the Buyer and the Agent shall have received, at least fifteen (15) Business Days before the proposed effective date therefor:

                 (i) written notice of such addition, termination or change, and

                 (ii) with respect to the addition of a lock-box, Collection Account or Collection Bank, an executed account agreement and an executed Collection Account Agreement from such Collection Bank relating thereto;

PROVIDED, HOWEVER, that the Originator may make changes in instructions to Obligors regarding payments if such new instructions require such Obligor to make payments to another existing lock-box or other Collection Account that is subject to a Collection Account Agreement then in effect.

                 (c) Modifications to Contracts and Credit and Collection Policy. The Originator will not make any material change in the character of its business or any change to the Credit and Collection Policy which would be reasonably likely to, in either case, adversely affect the collectibility of any material portion of the Receivables or decrease the credit quality of any newly created Receivables. Except as provided in SECTION 5.2(C), the Originator, acting as Sub-Servicer or otherwise, will not extend, amend or otherwise modify the terms of any Receivable or any Contract related thereto other than in accordance with the Credit and Collection Policy.

                 (d) Sales, Liens, Etc. The Originator shall not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Receivable or Related Security or Collections in respect thereof, or upon or with respect to any Contract under which any Receivable arises, or any lock-box or other Collection Account or assign any right to receive income in respect thereof (other than, in each case, the creation of the interests therein in favor of the Buyer provided for herein and the Agent and the Purchasers provided for in the Purchase Agreement), and the Originator shall defend the right, title and interest of the Buyer in, to and under any of the foregoing property, against all claims of third parties claiming through or under the Originator.

                 (e) Accounting for Purchases. The Originator will not, and shall not permit any Affiliate to, account for or treat (whether in financial statements or otherwise) the transactions contemplated hereby in any manner other than the sale of the Receivables and Related Security by the Originator to the Buyer or in any other respect account for or treat the transactions contemplated hereby in any manner other than as a sale of the

Receivables and Related Security by the Originator to the Buyer except to the extent that such transactions are not recognized on account of consolidated financial reporting in accordance with generally accepted accounting principles.


                                   ARTICLE V
                         ADMINISTRATION AND COLLECTION

                 Section 5.1.     Designation of Sub-Servicer.  (a)
The servicing, administration and collection of the Receivables shall be conducted by the Servicer so designated from time to time in accordance with
SECTION 6.1 of the Purchase Agreement. The Originator is hereby designated as, and hereby agrees to act as sub-servicer (the "SUB- SERVICER") for the Buyer in the Buyer's capacity as the initial Servicer designated pursuant to the terms of the Purchase Agreement, and the Originator agrees in such capacity as Sub-Servicer to perform all of the duties and obligations of the Servicer set forth herein and in the Purchase Agreement with respect to the Receivables, Related Security related thereto and Collections thereof.

                 (b) The Originator further agrees that it shall be directly liable to the Agent and the Purchasers for the full and prompt performance of all such duties and responsibilities of the Servicer PROVIDED THAT (i) nothing in this Agreement shall eliminate the Buyer's primary liability to the Agent and the Purchasers for its duties as Servicer, (ii) the Buyer and its assigns shall retain sole responsibility and authority for withdrawing funds from the Collection Accounts, and (iii) the Agent and the Purchasers shall be entitled to deal exclusively with the Buyer in matters relating to the discharge by the Servicer of its duties pursuant to SECTION 6.1 of the Purchase Agreement.

                 (c) Without the prior written consent of the Buyer and its assignees, the Originator shall not be permitted to delegate any of its duties or responsibilities as Sub-Servicer to any Person. If at any time the Agent shall designate as Servicer any Person other than the Buyer, all duties and responsibilities theretofore delegated by the Buyer to the Originator may, at the discretion of the Agent, be terminated forthwith on notice given by the Buyer or the Agent (as assignee of the Buyer) to the Originator.

                 Section 5.2. Duties of Sub-Servicer. (a) The Sub-Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect each Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy.

                 (b) The Sub-Servicer shall use its best efforts to segregate, on each Business Day, in a manner acceptable to the Buyer and the Agent, all cash, checks and other instruments received by it from time to time constituting Collections from the general funds of the Sub-Servicer prior to the remittance thereof to the Buyer to be administered in accordance with the procedures described herein and in Article I of the Purchase Agreement.

                 (c) The Sub-Servicer, may, in accordance with the Credit and Collection Policy, extend the maturity of any Receivable or adjust the Outstanding Balance of any Receivable as the Sub-Servicer may determine to be appropriate to maximize Collections thereof; PROVIDED, HOWEVER, that such extension or adjustment shall not alter the status of such Receivable as a Delinquent Receivable or Defaulted Receivable or limit the rights of the Agent or the Purchasers under the Purchase Agreement. Notwithstanding anything to the contrary contained herein, from and after the occurrence of an Event of Default, the Buyer shall have the absolute and unlimited right to direct the Sub-Servicer to commence or settle any legal action with respect to any Receivable or to foreclose upon or repossess any Related Security.

                 (d) The Sub-Servicer shall hold in trust for the Buyer and its assignees, in accordance with their respective interests, all Records that evidence or relate to the Receivables, the related Contracts and Related Security or that are otherwise necessary or desirable to collect the Receivables and shall, as soon as practicable upon demand of the Buyer, deliver or make available to the Buyer all such Records at the chief executive office of the Originator. The Sub-Servicer shall, as soon as practicable following receipt thereof, turn over to the Buyer all Collections of Receivables, less:
(i) all reasonable out-of-pocket costs and expenses of the Sub-Servicer of servicing, administering and collecting the Receivables, and (ii) any cash collections or other cash proceeds received with respect to indebtedness not constituting Receivables.

                 (e) Any payment by an Obligor in respect of any indebtedness owed by it to the Originator shall, except as otherwise specified by such Obligor or otherwise required by contract or law and unless otherwise instructed by the Buyer, be applied as a Collection of any Receivable of such Obligor (starting with the oldest such Receivable) to the extent of any amounts then due and payable thereunder before being applied to any other receivable or other obligation of such Obligor.

                 Section 5.3. Collection Account Agreements. The Originator hereby transfers to the Buyer, effective concurrently with the initial Purchase hereunder (or, if any Collection Account is not in existence on such date, concurrently with the opening of such account), the exclusive ownership and control of the Collection Accounts, as evidenced by the Collection Account Agreements, and the Originator shall claim no further right, title and/or interest in and to any such Collection Accounts nor any rights to withdraw funds therefrom. The Originator hereby authorizes the Buyer, and agrees that the Buyer shall be entitled to (i) endorse the Originator's name on checks and other instruments representing Collections, (ii) enforce the Receivables, the related Contracts and the Related Security and (iii) take such action as shall be necessary or desirable to cause all cash, checks and other instruments constituting Collections of Receivables to come into the possession of the Buyer and its designees rather than the Originator.

                 Section 5.4. Responsibilities of the Originator. Anything herein to the contrary notwithstanding, the exercise by the Buyer (or its assignees) of its rights hereunder shall not release the Sub-Servicer or the Originator from any of their duties or obligations with respect to any Receivables or under the related Contracts. Neither the Buyer nor any of its assignees (including any Servicer) shall have any obligation or liability with respect to any Receivables or related Contracts, nor shall any of them be obligated to perform the obligations of the Originator.

                 Section 5.5. Reports. On the 15th day of each month (or, if such date is not a Business Day, the next succeeding Business Day), and at such times as the Buyer or the Agent (as the Buyer's assignee) shall request, the Sub-Servicer shall prepare and forward to the Buyer and the Agent a Monthly Report for the related Monthly Period (or other comparable report for such period as may be applicable). Promptly following any request therefor by the Buyer or the Agent, the Originator shall prepare and provide to the Buyer and the Agent a listing by Obligor of all Receivables together with an aging of such Receivables. If at any time an Approved Offset Receivable or a Supplemental Approved Offset Receivable ceases to be an Eligible Receivable because the Originator commences purchasing, on credit, goods or services from the Obligor thereon, the Sub-Servicer shall, not later than 5 Business Days thereafter, deliver to the Agent a restated Monthly Report for the month preceding such occurrence deducting the Outstanding Balance of such Approved Offset Receivable or Supplemental Approved Offset Receivable, as the case may be, from the aggregate Outstanding Balance of Eligible Receivables previously reflected thereon.

                 Section 5.6. Sub-Servicer Fee. In consideration of the Sub-Servicer's agreement to perform the duties and obligations of the Servicer under the Purchase Agreement, the Buyer hereby agrees that, so long as the Originator shall continue to perform as Sub-Servicer hereunder, the Buyer shall pay over to the Originator a monthly fee in an amount equal to (i) a per annum rate not to exceed 2.0% agreed to by the Buyer and the Originator from time to time, multiplied by (ii) the average Outstanding Balance of the Receivables held by the Buyer (without taking account of any Receivable Interests held by the Purchasers) during the preceding Monthly Period, such fee to be calculated to provide the Servicer and the Sub-Servicer reasonable compensation for their respective servicing activities.


                                   ARTICLE VI
                               EVENTS OF DEFAULT

                 Section 6.1. Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default:

                 (a) The Sub-Servicer or the Originator shall fail (i) to make any payment or deposit required hereunder, or (ii) to perform or observe any term, covenant or agreement hereunder (other than as referred to in clause (i) of this paragraph
(a)) and such failure shall remain unremedied for five (5) Business Days following occurrence thereof.

                 (b) Any representation, warranty, certification or statement made by the Originator or the Sub- Servicer in this Agreement, any other Transaction Document or in any other document delivered pursuant hereto shall prove to have been incorrect in any material respect when made or deemed made.

                 (c)      (i)     The Originator or the Sub-Servicer shall
generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Originator or the Sub-Servicer seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property, unless any such proceeding or action instituted by any Person other than the Originator is set aside or withdrawn or ceases to be in effect within sixty (60) days from the date of the filing of such action or making of any such appointment described in this subsection (c); or (ii) the Originator or the Sub-Servicer shall take any corporate action to authorize any of the actions set forth in clause (i) above in this subsection (c).

                 (d) One or more final judgements shall be entered against the Originator or any of its Subsidiaries for the payment of money in the aggregate amount of $10,000,000, or the equivalent thereof in another currency, or more on claims not covered by insurance or as to which the insurance carrier has denied its responsibility, and such judgement shall continue unsatisfied and in effect for thirty (30) consecutive days without a stay of execution.

                 (e) Any Plan of the Originator or any of its Subsidiaries shall be terminated within the meaning of Title IV of ERISA except as permitted by Section 4044(d) of ERISA, or a trustee shall be appointed by the appropriate U.S. District Court to administer any Plan of the Originator or any of its Subsidiaries, or the PBGC shall institute proceedings to terminate any Plan of the Originator or any of its Subsidiaries or to appoint a trustee to administer any such Plan and, upon the occurrence of any of the foregoing, the then current value of guaranteed benefits and other benefit commitments (as such terms are defined under Title IV of ERISA and determined in accordance with the principles of Title IV of ERISA) for which the Originator or any Subsidiary might be liable to any Person exceed the then current value of the assets allocable to such benefits by more than $5,000,000.

                 (f)      A Change of Control shall occur.

                 (g) A Servicer Default shall occur under the terms of the Purchase Agreement and the Required Investors shall declare the Facility Termination Date to have occurred.

                 Section 6.2. Remedies. Upon the occurrence and during the continuation of an Event of Default, the Buyer may either (i) remove the Sub-Servicer as Sub-Servicer (to the extent such Event of Default was cause by, or arose as a result of the activities of, the Sub-Servicer), or (ii) declare the Termination Date to have occurred, whereupon the Termination Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by the Originator; PROVIDED, HOWEVER, that upon the occurrence of an Event of Default described in subsection 6.1(c) above or of an actual or deemed entry of an order for relief with respect to the Originator under the Federal Bankruptcy Code, the Termination Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by the Originator. Upon the occurrence of the Termination Date for any reason whatsoever, the Buyer and its assigns shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC, which rights shall be cumulative.


                                  ARTICLE VII
                                INDEMNIFICATION

                 Section 7.1. Indemnities by the Originator. Without limiting any other rights which the Buyer may have hereunder or under applicable law, the Originator hereby agrees to indemnify the Buyer and its assignees (including the Agent and each Purchaser) and their respective officers, directors, agents and employees (each an "INDEMNIFIED PARTY") from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys' fees (which attorneys may be employees of the Buyer, the Agent or such Purchaser) and disbursements (all of the foregoing being collectively referred to as "INDEMNIFIED AMOUNTS") awarded against or incurred by any of them arising out of any of the following:

                 (i) any representation or warranty made by the Originator or the Sub-Servicer (or any officers of the Originator or the Sub-Servicer) under or in connection with this Agreement, any other Transaction Document, any Monthly Report or any other information or report delivered by the Originator or the Sub-Servicer pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made;

                 (ii) the failure by the Originator or the Sub-Servicer to comply with any applicable law, rule or regulation with respect to any Receivable or Contract related thereto, or the nonconformity of any Receivable or Contract with any such applicable law, rule or regulation;

                 (iii) any failure of the Originator or the Sub-Servicer to perform its duties or obligations in accordance with the provisions of this Agreement or any other Transaction Document;

                 (iv) any products liability or similar claim arising out of or in connection with merchandise, insurance or services which are the subject of any Contract;

                 (v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of any Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the furnishing or failure to furnish the underlying freight shipping services;

                 (vi) the commingling of Collections of Receivables at any time with other funds;

                 (vii) any investigation, litigation or proceeding related to or arising from this Agreement or any other Transaction Document, the transactions contemplated hereby or thereby, the use of the proceeds of a Purchase, the ownership of the Receivables or any other investigation, litigation or proceeding relating to the Originator in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby or thereby;

                 (viii) any inability to litigate any claim against any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

                 (ix) the sale to the Buyer of any Excluded Receivable or of any Receivable other than an Eligible Receivable; or

                 (x) the failure to vest and maintain vested in the Buyer, or to transfer to the Buyer, legal and equitable title to, and ownership of, a first priority perfected ownership interest in the Receivables, the Related Security and the Collections, free and clear of any Adverse Claim (other than as created under the Purchase Agreement);

EXCLUDING, HOWEVER, the following:

                 (a) Indemnified Amounts to the extent final judgment of a court of competent jurisdiction holds such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification;

                 (b) Indemnified Amounts to the extent the same includes losses in respect of Eligible Receivables that prove to be uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; or

                 (c) taxes imposed by the jurisdiction in which such Indemnified Party's principal executive office is located, on or measured by the overall net income of such Indemnified Party to the extent that the computation of such taxes is consistent with (a) the characterization of the Purchases as true sales and (b) the characterization of the transactions under the Purchase Agreement as creating indebtedness of the Buyer for purposes of taxation;

                 Section 7.2. Other Costs and Expenses. The Originator shall pay to the Buyer on demand any and all costs and expenses of the Buyer, if any, including reasonable counsel fees and expenses in connection with the enforcement of this Agreement and the other documents delivered hereunder and in connection with any restructuring or workout of this Agreement or such documents, or the administration of this Agreement following an Event of Default.


                                  ARTICLE VIII
                                 MISCELLANEOUS

                 Section 8.1.     Waivers and Amendments.

                 (a) No failure or delay on the part of the Buyer (or any of its assignees) or the Originator in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

                 (b) No provision of this Agreement may be amended, supplemented, modified or waived except in writing signed by the Originator and the Buyer and, to the extent required under the Purchase Agreement, the Agent, the Investors and/or the Required Investors.

                 Section 8.2. Notices. Except as otherwise expressly provided herein, all communications and notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other party hereto at its respective address or telecopy number set forth on the signature pages hereof. All such communications and notices shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when received through the mails, transmitted by telecopy, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively.

                 Section 8.3.     Protection of Buyer's Interests.

                 (a) The Originator agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be necessary or desirable, or that the Buyer (or its assignees) may reasonably request, to perfect, protect or more fully evidence the Buyer's ownership of the Receivables, or to enable the Buyer (or its assignees) to exercise and enforce their rights and remedies hereunder.
The Buyer may, or the Buyer may direct the Originator to, notify the Obligors of Receivables, at any time following the replacement of the Originator as Sub-Servicer and at the Originator's expense, of the Buyer's ownership of the Receivables and may also direct that payments of all amounts due or that become due under any or all Receivables be made directly to the Buyer or its designee.

                 (b) If the Originator or the Sub-Servicer fails to perform any of its obligations hereunder, the Buyer (or any of its assignees) may (but shall not be required to) perform, or cause the performance of, such obligation; and the Buyer's (and any of its assignee's) costs and expenses incurred in connection therewith shall be payable by the Originator or the Sub-Servicer, as applicable, on demand. The Originator and the Sub-Servicer each irrevocably authorizes the Buyer at any time and from time to time in the sole discretion of the Buyer, and appoints the Buyer as its attorney-in-fact, to act on behalf of the Originator and the Sub-Servicer (i) to execute on behalf of the Originator as seller/debtor and to file financing statements necessary or desirable in the Buyer's sole discretion to perfect and to maintain the perfection and priority of the Buyer's ownership interest in the Receivables and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Receivables as a financing statement in such offices as the Buyer in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Buyer's ownership interest in the Receivables. This appointment is coupled with an interest and is irrevocable.

                 Section 8.4.     Confidentiality.

                 (a) Each of the Originator and the Sub-Servicer shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement and the Purchase Agreement and the other confidential proprietary information with respect to the Agent and FALCON and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein and therein, except that each of the Originator, the Sub-Servicer and their respective officers and employees may disclose such information to the Originator's or the Sub-Servicer's external accountants and attorneys and as required by any applicable law or order of any judicial or administrative proceeding. In addition, each of the Originator and the Sub- Servicer may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

                 (b) Anything herein to the contrary notwithstanding, each of the Originator and the Sub-Servicer hereby consents to the disclosure of any nonpublic information with respect to it (i) to the Buyer, the Agent, the Investors or FALCON by each other, (ii) by the Buyer, the Agent or the Purchasers to any prospective or actual assignee or participant of any of them or (iii) by the Agent to any rating agency, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to FALCON or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which First Chicago acts as the administrative agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided each such Person is informed of the confidential nature of such information in a manner consistent with the practice of the Agent for the making of such disclosures generally to Persons of such types.
In addition, the Buyer, the Purchasers and the Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

                 Section 8.5.     Bankruptcy Petition.

                 (a) Each of the Originator and the Sub-Servicer hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding senior indebtedness of FALCON, it will not institute against, or join any other Person in instituting against, FALCON any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

                 (b) Each of the Originator and the Sub-Servicer hereby covenants and agrees that, prior to the date which is one year and one day after all Aggregate Unpaids (under and as defined in the Purchase Agreement) have been paid, it will not institute against, or join any other Person in instituting against, the Buyer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

                 Section 8.6. Limitation of Liability. Except with respect to any claim arising out of the willful misconduct or gross negligence of FALCON, the Agent or any Investor, no claim may be made by the Originator, the Sub- Servicer or any other Person against FALCON, the Agent or any Investor or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and the Originator hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

                 SECTION 8.7. CHOICE OF LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

                 SECTION 8.8. CONSENT TO JURISDICTION. THE ORIGINATOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY THE ORIGINATOR PURSUANT TO THIS AGREEMENT AND THE ORIGINATOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE BUYER (OR THE RIGHTS OF THE AGENT OR ANY PURCHASER AS THE BUYER'S ASSIGNEES) TO BRING PROCEEDINGS AGAINST THE ORIGINATOR IN THE COURTS OF ANY OTHER JURISDICTION WHEREIN ANY ASSETS OF THE ORIGINATOR MAY BE LOCATED. ANY JUDICIAL PROCEEDING BY THE ORIGINATOR AGAINST THE BUYER, THE AGENT OR ANY PURCHASER, ANY AFFILIATE OF THE AGENT OR A PURCHASER, OR ANY OTHER OF THE BUYER'S ASSIGNEES INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY THE ORIGINATOR PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

                 SECTION 8.9. WAIVER OF JURY TRIAL. EACH OF THE ORIGINATOR AND THE BUYER HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY THE ORIGINATOR PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

                 Section 8.10. Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of the Originator, the Buyer and their respective successors and permitted assigns (including any trustee in bankruptcy). The Originator may not assign any of its rights and obligations hereunder or any interest herein without the prior written consent of the Buyer. The Buyer may assign at any time its rights and obligations hereunder and interests herein to any other Person without the consent of the Originator. Without limiting the foregoing, the Originator acknowledges that the Buyer, pursuant to the Purchase Agreement, shall assign to the Agent, for the benefit of the Purchasers, its rights, remedies, powers and privileges hereunder and that the Agent may further assign such rights, remedies, powers and privileges to the extent permitted in the Purchase Agreement. The Originator agrees that the Agent, as the assignee of the Buyer, shall, subject to the terms of the Purchase Agreement, have the right to enforce this Agreement and to exercise directly all of the Buyer's rights and remedies under this Agreement (including, without limitation, the right to give or withhold any consents or approvals of the Buyer to be given or withheld hereunder) and the Originator agrees to cooperate fully with the Agent and the Servicer in the exercise of such rights and remedies. The Originator further agrees to give to the Agent copies of all notices it is required to give to the Buyer hereunder. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and, subject to the proviso in
SECTION 1.1(C), shall remain in full force and effect until such time, after the Termination Date, as the Aggregate Unpaids shall be equal to zero; PROVIDED, HOWEVER, that the rights and remedies with respect to (i) any breach of any representation and warranty made by the Originator pursuant to Article II, (ii) the indemnification and payment provisions of Article VII, and (iii)
SECTION 8.5 shall be continuing and shall survive any termination of this Agreement.

                 Section 8.11. Subordination. The Originator agrees that any indebtedness, obligation or claim, it may from time to time hold or otherwise have (other than any obligation or claim with respect to the fees payable by the Buyer under SECTION 5.6) against the Buyer or any assets or properties of the Buyer, whether arising hereunder or otherwise existing, shall be subordinate in right of payment to the prior payment in full of any indebtedness or obligation of the Buyer owing to the Agent or any Purchaser under the Purchase Agreement. The subordination provision contained herein is for the direct benefit of, and may be enforced by, the Agent and the Purchasers and/or any of their assignees under the Purchase Agreement.

                 Section 8.12. Integration; Survival of Terms. This Agreement, the Subordinated Note, the Subscription Agreement, and the Collection Account Agreements contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

                 Section 8.13. Counterparts; Severability. This Agreement may be executed in any number of counterparts and by each party hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.


ORIGINATOR:                                YELLOW FREIGHT SYSTEM, INC.


                                           By:
                                              -----------------------------
                                                    Name:
                                                    Title:

                                           Address for Notices:

                                           Yellow Freight System, Inc.
                                           10990 Roe Avenue
                                           Overland Park, KS 66211

                                           Attention:  Chet Lamkey

                                           Phone:  (913) 344-3325
                                           Fax:  (913) 344-4849


BUYER:                                     YELLOW RECEIVABLES CORPORATION


                                           By:
                                              -----------------------------
                                                    Name:
                                                    Title:

                                           Address for Notices:

                                           Yellow Receivables Corporation
                                           10990 Roe Avenue
                                           P.O. Box 7489
                                           Overland Park, KS 66211

                                           Attention:  Chet Lamkey

                                           Phone:  (913) 344-3325
                                           Fax:  (913) 344-4849

                                   EXHIBIT I

                                  DEFINITIONS

                 AS USED IN THIS AGREEMENT, THE FOLLOWING TERMS SHALL HAVE THE FOLLOWING MEANINGS (SUCH MEANINGS TO BE EQUALLY APPLICABLE TO BOTH THE SINGULAR AND PLURAL FORMS OF THE TERMS DEFINED):

                 "ADVERSE CLAIM" means a lien, security interest, charge or encumbrance, or other right or claim in, of or on any Person's assets or properties in favor of any other Person.

                 "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by, or under direct or indirect common control with such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the other Person, whether through ownership of voting securities, by contract or otherwise.

                 "AGENT" means First Chicago in its capacity as "AGENT" under the Purchase Agreement, and any successor Agent appointed under Article IX of the Purchase Agreement.

                 "AGREEMENT" means this Receivables Sale Agreement, as it may be amended or modified and in effect from time to time.

                 "APPROVED OFFSET RECEIVABLE" means any Receivable arising under contract numbers 39, 45, 56, 111, 146 and 152 on EXHIBIT X hereto for so long as the Originator does not purchase goods or services on credit from the Obligor thereon.

                 "AGGREGATE UNPAIDS" has the meaning set forth in the Purchase Agreement.

                 "BASE RATE" means a rate per annum equal to the corporate base rate, prime rate or base rate of interest, as applicable, announced by the Reference Bank from time to time, changing when and as such rate changes; PROVIDED, HOWEVER, that from and after the occurrence of an Event of Default, the "BASE RATE" shall equal the sum of the corporate base rate, prime rate or base rate of interest, as applicable, announced by the Reference Bank from time to time, plus 2% per annum, changing when and as such rate changes

                 "BUSINESS DAY" means any day on which banks are not authorized or required to close in New York, New York or Chicago, Illinois and The Depository Trust Company of New York is open for business.

                 "CAPITAL" shall have the meaning set forth in the Purchase Agreement.

                 "CHANGE OF CONTROL" means (i) any Person or Persons acting in concert shall acquire beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of
1934) of 20% or more of the outstanding shares of voting stock of the Originator; or (ii) during any period of twelve (12) consecutive months, commencing before or after the date hereof, individuals who at the beginning of such twelve- month period were directors of the Originator shall cease for any reason to constitute a majority of the board of directors of the Originator; or
(iii) the Originator shall cease to own, free and clear of all Adverse Claims, all of the outstanding shares of voting stock of the Buyer on a fully-diluted basis.

                 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

                 "COLLECTION ACCOUNT" means each concentration account, depositary account, lock-box account or similar account in which any Collections are collected or deposited.

                 "COLLECTION ACCOUNT AGREEMENT" means, in the case of any actual or proposed Collection Account, an agreement in substantially the form of EXHIBIT V hereto.

                 "COLLECTION BANK" means, at any time, any of the banks or other financial institutions holding one or more Collection Accounts.

                 "COLLECTION DATE" means that date following the Termination Date which is one year and one day after the date which (i) the Outstanding Balance of all Receivables sold hereunder has been reduced to zero and (ii) the Originator has paid to the Buyer all indemnities, adjustments and other amounts which may be owed hereunder in connection with the Purchases.

                 "COLLECTION NOTICE" means a notice, in substantially the form of the Collection Notice contained in EXHIBIT V hereto, from the Agent to a Collection Bank.

                 "COLLECTIONS" means, with respect to any Receivable, all cash collections and other cash proceeds in respect of such Receivable, including, without limitation, all cash proceeds of Related Security with respect to such Receivable.

                 "CONTRACT" means, with respect to any Receivable, any and all Invoices and other agreements pursuant to which freight shipping services are ordered from and provided by the Originator.

                 "CREDIT AND COLLECTION POLICY" means the Originator's credit and collection policies and practices relating to Contracts and Receivables existing on the date hereof and summarized in EXHIBIT VI hereto, as modified from time to time in accordance with this Agreement.

                 "DEFAULTED RECEIVABLE" means a Receivable: (i) as to which any payment, or part thereof, remains unpaid for 150 days or more from the original invoice date for such payment; (ii) as to which the Obligor thereof has taken any action, or suffered any event to occur, of the type described in
SECTION 6.1(C) (as if references to the Originator therein refer to such Obligor); (iii) as to which the Obligor thereof, if a natural person, is deceased; or (iv) which has been identified by the Originator as uncollectible.

                 "DELINQUENT RECEIVABLE" means a Receivable (other than a Defaulted Receivable) as to which any payment, or part thereof, remains unpaid for 120 days but less than 150 days from the original invoice date for such payment.

                 "DESIGNATED OBLIGOR" means an Obligor indicated by the Buyer to the Originator in writing.

                 "DILUTIONS" means, at any time, the aggregate amount of reductions in the Outstanding Balances of the Receivables as a result of any setoff, discount, adjustment or otherwise, other than cash Collections on account of the Receivables.

                 "DISCOUNT FACTOR" means a percentage calculated to provide the Buyer with a reasonable return on its investment in the Receivables after taking account of (i) the time value of money based upon the anticipated dates of collection of the Receivables and the cost to the Buyer of financing its investment in the Receivables during such period, (ii) the risk of nonpayment by the Obligors, and (iii) the costs of sub-servicing performed by the Originator. The Originator and the Buyer may agree from time to time to change the Discount Factor based on changes in one or more of the items affecting the calculation thereof, PROVIDED THAT any change to the Discount Factor shall take effect as of the commencement of a Monthly Period, shall apply only prospectively and shall not affect the Purchase Price payment in respect of Purchases which occurred during any Monthly Period ending prior to the Monthly Period during which the Originator and the Buyer agree to make such change.

                 "ELIGIBLE RECEIVABLE" means, at any time:

                 (i) a Receivable the Obligor of which (a) if a natural person, is a resident of the United States or, if a corporation or other business organization, is organized under the laws of the United States or any political subdivision thereof and has its chief executive office in the United States, and (b) is not an Affiliate of any of the parties hereto,

                 (ii) a Receivable as to which no payment, or part thereof, remains unpaid for 120 days or more from the original invoice date, and such Receivable is not a Defaulted Receivable,

                 (iii) a Receivable which arises under an Invoice that requires payment within 60 days after the original invoice date therefor and has not had its payment terms extended,

                 (iv) a Receivable which is an account receivable representing all or part of the sales price of merchandise, insurance and services within the meaning of Section 3(c)(5) of the Investment Company Act of 1940, as amended,

                 (v) a Receivable which is an "account" within the meaning of Section 9-106 of the UCC of all applicable jurisdictions,

                 (vi) a Receivable which is denominated and payable only in United States dollars in the United States,

                 (vii) a Receivable which arises under an Invoice in substantially the form of one of the form invoices set forth on
         EXHIBIT VII hereto or otherwise approved by the Agent in writing, which, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor enforceable by the Originator and its assignees against such Obligor in accordance with its terms,

                 (viii) a Receivable which arises under an Invoice which (a) does not require the Obligor under such Invoice to consent to the transfer, sale or assignment of the rights and duties of the Originator or any of its assignees under such Invoice and (b) is not subject to a confidentiality provision that would have the effect of restricting the ability of the Agent or any Purchaser to exercise its rights under this Agreement, including, without limitation, its right to review the Invoice,

                 (ix) a Receivable which arises under an Invoice that contains an obligation to pay a specified sum of money,

                 (x) a Receivable (A) which is not subject to any right of rescission, counterclaim, any other defense (including defenses arising out of violations of usury laws) of the applicable Obligor or the Originator or any other Adverse Claim, and (B) which, unless such Receivable is an Approved Offset Receivable or a Supplemental Approved Offset Receivable, is not subject to any right of set-off in respect of all or any portion of the Outstanding Balance thereof then being proposed for inclusion in Net Receivables Balance as of any date,

                 (xi) a Receivable as to which (A) at any time while any Labor Action is pending or threatened, the Originator has satisfied and fully performed all obligations on its part with respect to such Receivable required to be fulfilled by it, and no further action is required to be performed by any Person with respect thereto other than payment thereon by the applicable Obligor, and (B) at any time while no such Labor Action is pending or threatened, a Receivable as to which the Originator has commenced shipment of the underlying goods in accordance with the applicable Invoice or purchase order and no further action is required to be performed by any Person with respect thereto other than the completion of shipment by the Originator and payment thereon by the applicable Obligor,

                 (xii) a Receivable to which the Originator has good and marketable title thereto free and clear of any Adverse Claim prior to its sale to the Buyer hereunder and as to which all of the Originator's rights (but not its obligations) thereunder have been validly sold to the Buyer or contributed to the Buyer's capital,

                 (xiii) a Receivable which, together with the Invoice related thereto, was created in compliance with each, and does not contravene any, law, rule or regulation applicable thereto (including, without limitation, any law, rule and regulation relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no part of the Invoice related thereto is in violation of any such law, rule or regulation,

                 (xiv) a Receivable which satisfies all applicable requirements of the Credit and Collection Policy,

                 (xv) a Receivable which was generated in the ordinary course of the Originator's business in connection with the provision of shipping services for the applicable Obligor by the Originator,

                 (xvi) that portion of a Receivable which arises solely from the sale of freight shipping and ancillary services to the related Obligor by the Originator (and not that portion which arises from the provision of services by an interline carrier),

                 (xvii) a Receivable as to which the Buyer has not notified the Originator that the Buyer has determined that such Receivable or class of Receivables is not acceptable as an Eligible Receivable, including, without limitation, because such Receivable arises under an Invoice that is not acceptable to the Buyer,

                 (xviii) a Receivable which is not an Excluded Receivable, and

                 (xix) a Receivable the Obligor of which is not the Obligor (or the Affiliate of an Obligor) in respect of Receivables of which more than 50% of the aggregate Outstanding Balance is more than 120 days past their respective invoice dates.

                 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

                 "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that is treated as a single employer with the Originator under
Section 414 of the Code.

                 "EVENT OF DEFAULT" has the meaning assigned to that term in
SECTION 6.1.

                 "EXCLUDED RECEIVABLE" means any Receivable (other than an Approved Offset Receivable) which arises under a contract listed on EXHIBIT XI hereto unless and until such contract is replaced, restated, amended or otherwise modified to eliminate (i) any confidentiality provision, if applicable, that purport to preclude the Originator from disclosing information that would be included on an Invoice, and (ii) any provision that puports to preclude the assignment of any of the Originator's rights to payment thereunder.

                 "FACILITY TERMINATION DATE" has the meaning set forth in the Purchase Agreement.

                 "FINANCE CHARGES" means, with respect to a Contract, any finance, interest, late payment charges or similar charges owing by an Obligor pursuant to such Contract.

                 "FIRST CHICAGO" means The First National Bank of Chicago in its individual capacity and its successors.

                 "INVESTORS" has the meaning set forth in the Preliminary Statement of this Agreement.

                 "INVOICE" means, collectively, with respect to any Receivable, any and all instruments, bills of lading, invoices or other writings which evidence such Receivable or the goods underlying such Receivable.

                 "LABOR ACTIONS" has the meaning set forth in SECTION
4.1(B)(V).

                 "MATERIAL ADVERSE EFFECT" means a material adverse effect on
(i) the financial condition, business or operations of the Originator, (ii) the ability of the Originator to perform its obligations under any Transaction Document, (iii) the legality, validity or enforceability of this Agreement, any Transaction Document or any Collection Account Agreement or Collection Notice relating to a Collection Account into which a material portion of Collections are deposited, (iv) the Originator's, the Buyer's, the Agent's or any Purchaser's interest in the Receivables generally or in any significant portion of the Receivables, the Related Security or the Collections with respect thereto, or (v) the collectibility of the Receivables generally or of any material portion of the Receivables.

                 "MONTHLY PERIOD" means each calendar month or portion thereof which elapses during the term of this Agreement. The first Monthly Period shall commence on the date of the initial Purchase and the final Monthly Period shall terminate on the Termination Date.

                 "MONTHLY REPORT" means a report, in substantially the form of
EXHIBIT VIII hereto (appropriately completed), furnished by the Sub-Servicer to the Buyer and the Agent (as the Buyer's assignee) pursuant to SECTION 5.5.

                 "OBLIGOR" means a Person obligated to make payments pursuant to a Contract.

                 "ORIGINAL BALANCE" means, with respect to any Receivable, the Outstanding Balance of such Receivable on the date it was purchased by the Buyer.

                 "ORIGINATOR" means Yellow Freight System, Inc., an Indiana corporation.

                 "OUTSTANDING BALANCE" of any Receivable at any time means the then outstanding principal balance thereof, and shall exclude any interest or finance charges thereon, without regard to whether any of the same shall have been capitalized.

                 "PBGC" means the Pension Benefit Guaranty Corporation created under Section 4002(a) of ERISA or any successor thereto.

                 "PERSON" means an individual, partnership, corporation, association, trust, or any other entity, or organization, including a government or political subdivision or agent or instrumentality thereof.

                 "PLAN" means any defined benefit plan maintained or contributed to by the Originator or any Subsidiary of the Originator or by any trade or business (whether or not incorporated) under common control with the Originator or any Subsidiary of the Originator as defined in Section 4001(b) of ERISA and insured by the PBGC under Title IV of ERISA.

                 "POTENTIAL EVENT OF DEFAULT" means an event which, with the passage of time or the giving of notice, or both, would constitute an Event of Default.

                 "PURCHASE" means a purchase by the Buyer of the Receivables and the Related Security from the Originator pursuant to SECTION 1.1 of this Agreement.

                 "PURCHASE PRICE" means, with respect to any Purchase on any date, the aggregate price to be paid to the Originator for such Purchase in accordance with SECTION 1.2 of this Agreement for the Receivables and Related Security being sold to the Buyer on such date, which price shall equal (i) the product of (x) the Original Balance of such Receivables TIMES (y) one minus the Discount Factor then in effect, MINUS (ii) any Purchase Price Credits to be credited against the purchase price otherwise payable in accordance with
SECTION 1.3 hereof.

                 "PURCHASE PRICE CREDIT" has the meaning set forth in SECTION
1.3.

                 "PURCHASER" has the meaning set forth in the Purchase
Agreement.

                 "PURCHASE AGREEMENT" has the meaning set forth in the Preliminary Statement of this Agreement.

                 "RECEIVABLE" means the indebtedness and other obligations owed (at the time it arises, and before giving effect to any transfer or conveyance contemplated hereunder) to the Originator, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the provision of freight shipping and ancillary services by the Originator and includes, without limitation, (i) the obligation to pay any Finance Charges with respect thereto and (ii) for purposes of this Agreement, all Excluded Receivables. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual Invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction.

                 "RECORDS" means, with respect to any Receivable, all Contracts and other documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) relating to such Receivable, any Related Security therefor and the related Obligor.

                 "REFERENCE BANK" means The First National Bank of Chicago or such other bank as the Agent shall designate with the consent of the Buyer.

                 "RELATED SECURITY" means, with respect to any Receivable:

                          (i) all of the Originator's interest, if any, in the goods, the shipment of which gave rise to such Receivable, and any and all insurance contracts with respect thereto,

                          (ii) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable,

                          (iii)   all guaranties, insurance and other
         agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise,

                          (iv)    all Records related to such Receivables,

                          (v) all of the Originator's right, title and interest in, to and under each Contract executed in connection therewith in favor of or otherwise for the benefit of the Originator; and

                          (vi)    all proceeds of any of the foregoing.

                 "REPORTABLE EVENT" has the meaning set forth in Section 4043 of ERISA.

                 "REQUIRED INVESTORS" has the meaning set forth in the Purchase Agreement.

                 "SECTION" means a numbered section of this Agreement, unless another document is specifically referenced.

                 "SERVICER" means at any time the Person then authorized pursuant to Article VI of the Purchase Agreement to service, administer and collect Receivables.

                 "SERVICER DEFAULT" has the meaning set forth in the Purchase Agreement.

                 "SUBORDINATED LOAN" has the meaning set forth in SECTION
1.2(B).

                 "SUBORDINATED NOTE" means a promissory note in substantially the form of EXHIBIT X hereto as more fully described in SECTION 1.2, as the same may be amended, restated, supplemented or otherwise modified from time to time.

                 "SUBSCRIPTION AGREEMENT" means the Stockholder and Subscription Agreement in substantially the form of EXHIBIT IX hereto, as the same may be amended, restated, supplemented or otherwise modified from time to time.

                 "SUB-SERVICER" means the Originator in its capacity as sub-servicer for the Servicer as described in SECTION 5.1 hereof.

                 "SUBSIDIARY" of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "SUBSIDIARY" shall mean a Subsidiary of the Originator.

                 "SUPPLEMENTAL APPROVED OFFSET RECEIVABLE" means any Receivable arising under contract numbers 1, 9, 22, 67, 107, 110, 116 or 187 on EXHIBIT XI hereto from and after the time such Receivable is no longer an Excluded Receivable but only for so long as the Originator does not purchase goods or services on credit from the applicable Obligor.

                 "TERMINATION DATE" means, the earliest of (i) the Facility Termination Date, (ii) the date of the declaration or automatic occurrence of the Termination Date pursuant to SECTION 6.2 and (iii) the date designated by the Originator as the Termination Date in a written notice delivered to the Buyer not less than ten days prior to such designated date; PROVIDED, HOWEVER, that the Originator shall only be entitled to deliver such a notice pursuant to this clause (iii) if the Originator has received more than 15% of the Purchase Price in respect of any Purchase by means of a capital contribution pursuant to
SECTION 1.2(C) hereof.

                 "TRANSACTION DOCUMENTS" means, collectively, this Agreement, each Contract, the Subordinated Note, the Subscription Agreement, each Collection Account Agreement and all other instruments, documents and agreements executed and delivered by the Originator in connection herewith.

                 "UCC" means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.


                 ALL ACCOUNTING TERMS NOT SPECIFICALLY DEFINED HEREIN SHALL BE CONSTRUED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. ALL TERMS USED IN ARTICLE 9 OF THE UCC IN THE STATE OF ILLINOIS, AND NOT SPECIFICALLY DEFINED HEREIN, ARE USED HEREIN AS DEFINED IN SUCH ARTICLE 9.

                                   EXHIBIT II

        CHIEF EXECUTIVE OFFICE OF THE ORIGINATOR; LOCATIONS OF RECORDS;
              TRADE NAMES; FEDERAL EMPLOYER IDENTIFICATION NUMBER



Chief Executive Office:

         10990 Roe Avenue
         Overland Park, KS 66211

Location of Records:

         10990 Roe Avenue
         Overland Park, KS 66211

Federal Employer Identification Number:

         Yellow Freight System, Inc.               44-0594706

Trade Names and Assumed Names:             None (other than its corporate name,
                                           Yellow Freight System, Inc.)

                                  EXHIBIT III

                        COLLECTION ACCOUNTS; LOCK-BOXES;
                CONCENTRATION ACCOUNTS; AND DEPOSITARY ACCOUNTS


None, except:

                               YELLOW FREIGHT SYSTEM, INC.
                               ---------------------------

TYPE OF ACCT.                    ACCOUNT # BANK NAME                                 CITY, STATE
-------------                    -------------------                                -----------
Concentration             010100006289     Boatmen's First National Bank             Kansas City,
                                                                                     Missouri

                               YELLOW RECEIVABLES CORPORATION
                               ------------------------------

Collection                010161073442     Boatmen's First National Bank             Kansas City,
                                                                                     Missouri

Collection                010161035591*    Boatmen's First National Bank             Kansas City,
                                                                                     Missouri

Depository                55-66681                 The First National Bank of        Chicago,
                                                   Chicago                           Illinois

Concentration             55-03450*                The First National Bank of        Chicago,
                                                   Chicago                           Illinois

Collection                03268-43*                National Bank of Detroit          Detroit,
                                                   Michigan




*  Assigned to Yellow Receivables Corporation by Yellow Freight System, Inc.

                                   EXHIBIT IV

                         FORM OF COMPLIANCE CERTIFICATE


                 This Compliance Certificate is furnished pursuant to that certain Receivables Sale Agreement dated as of August 2, 1996, between Yellow Freight System, Inc. (the "ORIGINATOR") and Yellow Receivables Corporation (the "AGREEMENT"). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Agreement.

                 THE UNDERSIGNED HEREBY CERTIFIES THAT:

                 1.  I am the duly elected _____________________ of the
                     Originator;

                 2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Originator and its Subsidiaries during the accounting period covered by the attached financial statements; and

                 3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Event of Default or a Potential Event of Default, as each such term is defined under the Agreement, during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below.

                 Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Originator has taken, is taking, or proposes to take with respect to each such condition or event:


                 The foregoing certifications, together with the computations set forth in SCHEDULE I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ____ day of ______________, 19__.



                                                  ______________________________
                                                              [Name]

                                   EXHIBIT V

                      FORM OF COLLECTION ACCOUNT AGREEMENT

                            [On letterhead of Buyer]

                                        __________ 19__


[Lock-Box Bank/Concentration Bank/Depositary Bank]

         Re:     Yellow Receivables Corporation
                 Yellow Freight System, Inc.

Ladies and Gentlemen:

                 You have exclusive control of P.O. Box #_____________ in **[city, state, zip code]** (the "LOCK-BOX") for the purpose of receiving mail and processing payments therefrom pursuant to that certain **[name of lock-box agreement]** between you and Yellow Freight System, Inc. dated __________ (the "AGREEMENT"). You hereby confirm your agreement to perform the services described therein. Among the services you have agreed to perform therein, is to endorse all checks and other evidences of payment, and credit such payments to checking account no. ________ maintained with you in the name of Yellow Freight System, Inc. (the "LOCK-BOX ACCOUNT").

                 Yellow Freight System, Inc. ("YFSI") hereby transfers and assigns all of its right, title and interest in and to, and exclusive ownership and control over, the Lock-Box and the Lock-Box Account to Yellow Receivables Corporation ("YELLOW-SPC"). YFSI and Yellow-SPC hereby request that the name of the Lock-Box Account be changed to the Yellow Receivables Corporation, as "COLLECTION AGENT" for the benefit of The First National Bank of Chicago ("FNBC"), as agent under that certain Receivables Purchase Agreement (the "RECEIVABLES PURCHASE AGREEMENT") dated as of August 2, 1996 among Yellow-SPC, Falcon Asset Securitization Corporation, certain financial institutions parties thereto and FNBC.

                 Yellow-SPC hereby irrevocably instructs you, and you hereby agree, that upon receiving notice from FNBC in the form attached hereto as Annex A: (i) the name of the Lock-Box Account will be changed to FNBC for itself and as agent (or any designee of FNBC) and FNBC will have exclusive ownership of and access to such Lock-Box Account, and neither YFSI, Yellow-SPC nor any of their respective affiliates will have any control of such Lock-Box Account or any access thereto, (ii) you will either continue to send the funds from the Lock-Box to the Lock-Box Account, or will redirect the funds as FNBC may otherwise request, (iii) you will transfer monies on deposit in the Lock-Box Account, at any time, as directed by FNBC, (iv) all services to be performed by you under the Agreement will be performed on behalf of FNBC, and
(v) all correspondence or other mail which you have agreed to send to either YFSI or Yellow-SPC will be sent to FNBC at the following address:

                 The First National Bank of Chicago
                 Suite 0079, 21st Floor
                 One First National Plaza
                 Chicago, Illinois 60670
                 Attention:  Credit Manager, Asset-Backed Finance

                 Moreover, upon such notice, FNBC for itself and as agent will have all rights and remedies given to YFSI or Yellow-SPC under the Agreement. Each of YFSI and Yellow-SPC agrees, however, to continue to pay all fees and other assessments due thereunder at any time.

                 You hereby acknowledge that monies deposited in the Lock-Box Account or any other account established with you by FNBC for the purpose of receiving funds from the Lock-Box are subject to the liens of FNBC for itself and as agent under the Receivables Purchase Agreement, and will not be subject to deduction, set-off, banker's lien or any other right you or any other party may have against YFSI or Yellow-SPC, except that you may debit the Lock-Box Account for any items deposited therein that are returned or otherwise not collected and for all charges, fees, commissions and expenses incurred by you in providing services hereunder, all in accordance with your customary practices for the charge back of returned items and expenses.

                 This letter agreement and the rights and obligations of the parties hereunder will be governed by and construed and interpreted in accordance with the laws of the State of Illinois. This letter agreement may be executed in any number of counterparts and all of such counterparts taken together will be deemed to constitute one and the same instrument.

                 This letter agreement contains the entire agreement between the parties, and may not be altered, modified, terminated or amended in any respect, nor may any right, power or privilege of any party hereunder be waived or released or discharged, except upon execution by all parties hereto of a written instrument so providing. In the event that any provision in this letter agreement is in conflict with, or inconsistent with, any provision of the Agreement, this letter agreement will exclusively govern and control. Each party agrees to take all actions reasonably requested by any other party to carry out the purposes of this letter agreement or to preserve and protect the rights of each party hereunder.

                 Please indicate your agreement to the terms of this letter agreement by signing in the space provided below. This letter agreement will become effective immediately upon execution of a counterpart of this letter agreement by all parties hereto.

                                                  Very truly yours,

                                                  YELLOW FREIGHT SYSTEM, INC.

                                                  By __________________________

                                                  Title _______________________


                                                  YELLOW RECEIVABLES CORPORATION

                                                  By ___________________________

                                                  Title ________________________

Acknowledged and agreed to
this______day of ____________, 1996:


[COLLECTION BANK]

By:
   ________________________________________________

Title:_____________________________________________




Acknowledged and agreed to
this ______day of ___________, 1996:


THE FIRST NATIONAL BANK OF CHICAGO (for itself and as Agent)


By
  ______________________________________________________
         Authorized Agent

                                    ANNEX A
                           FORM OF COLLECTION NOTICE

                            [On letterhead of FNBC]


                                                     _____________________, 19__




[Collection Bank/Depositary Bank/Concentration Bank]


         Re:     Yellow Receivables Corporation


Ladies and Gentlemen:

                 We hereby notify you that we are exercising our rights pursuant to that certain letter agreement among Yellow Freight System, Inc., Yellow Receivables Corporation, you and us, to have the name of, and to have exclusive ownership and control of, account number ____________ (the "LOCK-BOX ACCOUNT") maintained with you, transferred to us. Lock-Box Account will henceforth be a zero-balance account, and funds deposited in the Lock-Box Account should be sent at the end of each day to _________________. You have further agreed to perform all other services you are performing under that certain agreement dated ____________ between you and Yellow Freight System, Inc. on our behalf.

                 We appreciate your cooperation in this matter.


                                           Very truly yours,

                                           THE FIRST NATIONAL BANK OF CHICAGO
                                           (for itself and as agent)


                                           By:
                                              ----------------------------------
                                                            Authorized Agent

                                   EXHIBIT VI

                          CREDIT AND COLLECTION POLICY


                       [to be provided by the Originator]

                                  EXHIBIT VII

                               FORM OF INVOICE(S)


                       [to be provided by the Originator]

                                  EXHIBIT VIII

                             FORM OF MONTHLY REPORT


                       [to be provided by First Chicago]

                                   EXHIBIT IX

                         FORM OF SUBSCRIPTION AGREEMENT


                     STOCKHOLDER AND SUBSCRIPTION AGREEMENT

                 THIS STOCKHOLDER AND SUBSCRIPTION AGREEMENT (this "AGREEMENT"), dated as of August 2, 1996, is entered into by and between Yellow Receivables Corporation, a Delaware corporation ("YELLOW-SPC"), and Yellow Freight System, Inc., an Indiana corporation ("COMPANY"). Except as otherwise specifically provided herein, capitalized terms used in this Agreement have the meanings ascribed thereto in the Receivables Sale Agreement dated as of even date herewith between Yellow-SPC and Company (as amended, restated, supplemented or otherwise modified from time to time, the "SALE AGREEMENT").

                                R E C I T A L S

                 A. Yellow-SPC has been organized under the laws of the State of Delaware for the purpose of, among other things, purchasing, holding, financing, receiving and transferring accounts receivable and related assets originated or otherwise held by Company.

                 B. Contemporaneously with the execution and delivery of this Agreement: (i) Company and Yellow-SPC have entered into the Sale Agreement pursuant to which Company has, from and after the initial purchase date thereunder and prior to the termination date specified therein, sold all of its Receivables, Collections and Related Security to Yellow-SPC and (ii) Yellow-SPC, certain financial institutions party thereto as "PURCHASERS," and The First National Bank of Chicago, as the "AGENT," have entered into a Receivables Purchase Agreement (as amended, restated, supplemented or otherwise modified from time to time, the "PURCHASE AGREEMENT") pursuant to which Yellow-SPC will sell "RECEIVABLE INTERESTS" to the Agent for the benefit of the Purchasers.

                 C. Yellow-SPC desires to sell shares of its capital stock to Company, and Company desires to purchase such shares, on the terms set forth in this Agreement.

                 NOW, THEREFORE, Yellow-SPC and Company agree as follows:

                 1.       Purchase and Sale of Capital Stock.

                 Company hereby purchases from Yellow-SPC, and Yellow-SPC hereby sells to Company, [[[1,000]]] shares of common stock, par value [[[$1.00]]] per share, of Yellow-SPC (the "COMMON STOCK") for the purchase price set forth in SECTION 2.1. The shares of

Common Stock being purchased under this Agreement are referred to herein as the "SHARES."

                 Within three (3) Business Days from the date hereof, Yellow-SPC shall deliver to Company a certificate registered in Company's name representing the Shares.

                 2.       Consideration for Shares and Capital Contributions.

                 2.1      Consideration for Shares.

                 To induce Yellow-SPC to enter into the Sale Agreement and to enable Yellow-SPC to fund its obligations thereunder by consummating the transactions contemplated by the Purchase Agreement, and in reliance upon the representations and warranties set forth herein, Company hereby pays to Yellow-SPC on the date hereof [[[$3,000,000]]] (the "STOCK PURCHASE PRICE") in
consideration of the purchase of the Shares.   The Stock Purchase Price shall
take the form of a transfer of cash, except that Yellow-SPC shall, in lieu of cash payment of the Stock Purchase Price, deduct the amount of the Stock Purchase Price from the purchase price otherwise payable by Yellow-SPC to Company on the initial purchase date pursuant to the Sale Agreement.

                 2.2      Contributions After Initial Closing Date.

                 From time to time Company may make additional capital contributions to Yellow-SPC. All such contributions shall take the form of a cash transfer, except that Yellow-SPC agrees to, in lieu of cash payment thereof, deduct the amount of such contributions from the purchase price for Receivables otherwise payable by Yellow-SPC to Company on the date of such capital contributions. All of the Receivables so paid for through such deductions shall constitute purchased Receivables within the meaning of the Sale Agreement and shall be subject to all of the representations, warranties and indemnities otherwise made hereunder. It is expressly understood and agreed that Company has no obligations under this Agreement to make any capital contributions from and after payment of the Stock Purchase Price.

                 3.       Representations and Warranties of Yellow-SPC.

                 Yellow-SPC represents and warrants to Company as follows:

                 (a) Yellow-SPC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to carry on its business as proposed to be conducted on the date hereof.

                 (b) Yellow-SPC has all requisite legal and corporate power to enter into this Agreement, to issue the Shares and to perform its other obligations under this Agreement.

                 (c) Upon receipt by Yellow-SPC of the Stock Purchase Price and the issuance of the Shares to Company, the Shares will be duly authorized, validly issued, fully paid and nonassessable.

                 (d) Yellow-SPC has taken all corporate action necessary for its authorization, execution and delivery of, and, its performance under, this Agreement.

                 (e) This Agreement constitutes a legally valid and binding obligation of Yellow-SPC, enforceable against Yellow-SPC in accordance with its terms, except that enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                 (f) Yellow-SPC has filed its Certificate of Incorporation in the form attached hereto as Exhibit A with the Secretary of State of Delaware and (ii) adopted By-laws in the form attached hereto as Exhibit B.

                 (g) The issuance of the Shares by Yellow-SPC hereunder is legally permitted by all laws and regulations to which Yellow-SPC is subject.

                 4.       Representations and Warranties of Company.

                 Company represents and warrants to Yellow-SPC as follows:

                 (a) Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Indiana, and has all requisite corporate power and authority to carry on its business as conducted on the date hereof.

                 (b) Company has all requisite legal and corporate power to enter into this Agreement, to purchase the Shares and to perform its other obligations under this Agreement.

                 (c) Company has taken all corporate action necessary for its authorization, execution and delivery of, and its performance under, this Agreement.

                 (d) This Agreement constitutes a legally valid and binding obligation of Company, enforceable against Company in accordance with its terms, except that enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                 (e) Company is purchasing the Shares for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof; and Company has no current intention of selling, granting a participation in, or otherwise distributing, the same.

                 (f) Company understands that the Shares have not been registered under the Securities Act of 1933, as amended, or under any other Federal or state law, and that Yellow-SPC does not contemplate such a registration.

                 (g) Company has such knowledge, sophistication and experience in financial and business matters that it is capable of evaluating the merits and risks of the transactions contemplated by this Agreement, and has made such investigations in connection herewith as have been deemed necessary or desirable to make such evaluation.

                 (h) The purchase of the Shares by Company is legally permitted by all laws and regulations to which Company is subject.

                 5.       Restrictions on Transfer Imposed by the Act; Legend.

                 5.1      Legend.  Each certificate representing any Shares
                   shall be endorsed with the following legend:

         NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ALL APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS, OR (B) WHERE YELLOW RECEIVABLES CORPORATION HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION (IN FORM AND SUBSTANCE) AND WHICH COUNSEL SHALL BE REASONABLY SATISFACTORY TO YELLOW RECEIVABLES CORPORATION, TO THE EFFECT THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF THE ACT AND ALL APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF THE STOCKHOLDER AND SUBSCRIPTION AGREEMENT DATED AS OF AUGUST 2, 1996, AS THE

         SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE AT THE OFFICE OF YELLOW RECEIVABLES CORPORATION.

                 5.2 Registration of Transfers. Yellow-SPC need not register a transfer of any Shares unless the conditions specified in the legend set forth in SECTION 5.1 hereof are satisfied. Yellow-SPC may also instruct its transfer agent not to register the transfer of any Shares unless the conditions specified in the legend set forth in SECTION 5.1 hereof are satisfied.

                 6. Agreement to Vote. Company hereby agrees and covenants to vote all of the shares of Common Stock now or hereafter owned by it, whether beneficially or otherwise, as is necessary at a meeting of stockholders of Yellow-SPC, or by written consent in lieu of any such meeting, to cause to be elected to, and maintained on, Yellow- SPC's board of directors at least two (2) persons (each, an "INDEPENDENT DIRECTOR") meeting the qualifications and selected in accordance with the provisions of the Certificate of Incorporation and By-laws of Yellow-SPC.

                 7.       Successors and Assigns.

                 Each party agrees that it will not assign, sell, transfer, delegate, or otherwise dispose of, whether voluntarily or involuntarily, or by operation of law, any right or obligation under this Agreement except in connection with a transfer of Shares in compliance with the terms and conditions hereof or otherwise in accordance with the terms hereof. Any purported assignment, transfer or delegation in violation of this SECTION 7 shall be null and void AB INITIO. Subject to the foregoing limits on assignment and delegation and except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legatees, executors, administrators, assignees and legal successors.

                 8.       Amendments and Waivers.

                 Any term hereof may be amended and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of Yellow-SPC and Company. Any amendment or waiver so effected shall be binding upon Yellow-SPC and Company.

                 9.       Further Acts.

                 Each party agrees to perform any further acts and execute and deliver any document which may be reasonably necessary to carry out the provisions of this Agreement.

                 10.      Counterparts.

                 This Agreement may be executed in any number of counterparts, and all of such counterparts together will be deemed one instrument.

                 11.      Notices.

                 Any and all notices, acceptances, statements and other communications to Company in connection herewith shall be in writing, delivered personally, by facsimile or certified mail, return receipt requested, and shall be addressed to the address of Company indicated on the stock transfer register of Yellow-SPC or, if no address is so indicated, to the address provided to Yellow-SPC pursuant to the Sale Agreement unless changed by written notice to Yellow-SPC or its successor.

                 12.      Governing Law.

                 THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

                 13.      Entire Agreement.

                 This Agreement, together with the Sale Agreement and the other documents expressly to be delivered in connection therewith, constitute the full and entire understanding and agreement between the parties hereto with regard to the subject matter hereof and thereof.

                 14.      Severability of this Agreement.

                 In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.



                                                 [Signature page follows]

                 IN WITNESS WHEREOF, the parties hereto have caused their respective officers thereunto duly authorized to execute this Agreement as of the date first written above.


                                                  YELLOW FREIGHT SYSTEM, INC.


                                                  By: __________________________
                                                      Name:
                                                      Title:


                                                  YELLOW RECEIVABLES CORPORATION


                                                  By: __________________________
                                                      Name:
                                                      Title:

                                   EXHIBIT A
                                       TO
                     STOCKHOLDER AND SUBSCRIPTION AGREEMENT


                      Form of Certificate of Incorporation

                                     -----
                          CERTIFICATE OF INCORPORATION

                                       OF

                         YELLOW RECEIVABLES CORPORATION


                 The undersigned, in order to form a corporation for the purposes hereinafter stated, under and pursuant to the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY as follows:

                 FIRST: The name of the Corporation is Yellow Receivables Corporation (the "CORPORATION").

                 SECOND: The address of the registered office of the Corporation in the State of Delaware is _______________, in the City of [Wilmington], County of [New Castle], State of Delaware [19805]. The name of the Corporation's registered agent at such address is ___________________.

                 THIRD: The nature of business or purposes to be conducted or promoted by the Corporation is to engage in the following activities:

                 (a) to enter into any agreement to purchase, make loans secured by or otherwise acquire, own, hold, sell, transfer, exchange or dispose of interests in, or undivided interests in, pools of accounts, securities, general intangibles, chattel paper, instruments, or other financial assets of Yellow Freight System, Inc. or any affiliate thereof (all such assets, "PERMITTED ASSETS");

                 (b) to enter into any agreement providing for (i) the sale of Permitted Assets or undivided interests therein or (ii) borrowing by the Corporation to facilitate any activity authorized herein, either on an unsecured basis or secured by a pledge of all or any portion of the Corporation's assets (all of the foregoing, "PERMITTED FINANCINGS");

                 (c) to loan or otherwise invest proceeds from the Permitted Financings, the issuance of the Corporation's equity securities and any other income as determined by the Corporation's Board of Directors or any officer or agent exercising authority delegated by the Corporation's Board of Directors;

                 (d) to enter into any agreement providing for the management and administration of the activities of the Corporation; and

                 (e) to engage in such activities and to exercise such powers permitted to corporations under the Delaware General Corporation law that are incidental to or connected with the foregoing business or purposes or necessary to accomplish the foregoing.

                 FOURTH: The total number of shares of all classes of capital stock that the Corporation shall have authority to issue is __________________ (_____) shares of capital stock, par value $0.01 per share.

                 FIFTH: The Corporation shall conduct its business at an office separate from the offices of any of its stockholders.

                 SIXTH: Elections of directors need not be by written ballot unless the By-Laws of the Corporation shall so provide.

                 SEVENTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the By-Laws of the Corporation.

                 EIGHTH: Neither the Corporation's funds nor any other assets of the Corporation are to be commingled with those of any other corporate or natural person.

                 NINTH: The Corporation will maintain separate corporate records and books of account from those of any other corporate or natural person.

                 TENTH: Notwithstanding any other article of this Certificate of Incorporation, the unanimous approval of the Board of Directors is required for the filing by the Corporation of a voluntary bankruptcy petition under
Section 301 of the Bankruptcy Code, 11 U.S.C Section 301, or any successor thereto.

                 ELEVENTH: Notwithstanding any other provision of this Certificate of Incorporation and any provision of law that otherwise so empowers the Corporation, the Corporation shall not, while any indebtedness of the Corporation is outstanding, do any of the following:

                 (i)      voluntarily dissolve the Corporation; or

                 (ii) other than any indebtedness (A) in connection with a Permitted Financing and (B) in connection with the acquisition of Permitted Assets and any agreements entered into in connection therewith, incur any additional indebtedness or liability for borrowed money, or assume or guaranty any indebtedness or liability for borrowed money of any entity.

                 TWELFTH: To the fullest extent permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended, a director of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

                 THIRTEENTH:  The Board of Directors shall include at least two
(2) individuals who are Independent Directors (as defined below); provided, however, that upon a vacancy created by the death, resignation, retirement, disqualification, removal or otherwise of any such Independent Director, the stockholders or directors of the Corporation, as the case may be, shall have ninety (90) days from the date of such resignation, retirement, disqualification, removal or other event to elect a replacement Independent Director in compliance with this Article FOURTEENTH of this Certificate of Incorporation. An "INDEPENDENT DIRECTOR" shall be an individual who is not at such time, and shall not have been at any time during the preceding five years
(i) a director, officer, employee or affiliate of the Parent or any of its subsidiaries or affiliates, or (ii) the beneficial owner at the time of such individual's appointment as an Independent Director or at any time thereafter while serving as an Independent Director, of five percent (5%) of the outstanding common shares of the Parent having general voting rights; provided, however, that a director who otherwise meets the description of Independent Director as set forth herein shall not be disqualified from serving as an Independent Director of this Corporation if he or she is also a director of another corporation that is an affiliate of the Parent with a certificate of incorporation substantially similar to the certificate of incorporation of the Corporation. To the fullest extent permitted by applicable law, including the General Corporation Law of the State of Delaware as in effect from time to time, each Independent Director's fiduciary duty in respect of any decision on any matter referred to in ARTICLE X shall be to the Corporation (including its creditors) rather than solely to the Corporation's shareholders. In furtherance of the foregoing, when voting on matters subject to the vote of the Board of Directors, including those matters specified in ARTICLE X, notwithstanding that the Corporation is not then insolvent, each Independent Director shall take into account the interests of the creditors of the Corporation as well as the interests of the Corporation.

                 FOURTEENTH: The Corporation shall not amend, alter, change, repeal, supplement or other modify, without 100% approval of all members of the Board of Directors, any provision of this Certificate of Incorporation.
Subject to this Article XIV, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred in this Certificate of Incorporation on stockholders, directors and officers are subject to this reserved power.

                 FIFTEENTH: The name and address of the Incorporator are as follows:

                 Name                                       Mailing Address
                 ___________________________________________________________




Dated:  _____________, 1996



                                                 ______________________________
                                                 [Name]
                                                 Being the Sole Incorporator

                                   EXHIBIT B
                                       TO
                     STOCKHOLDER AND SUBSCRIPTION AGREEMENT


                                Form of By-laws


                                   [Attached]

                         YELLOW RECEIVABLES CORPORATION




                                    BY-LAWS




                                 AUGUST 2, 1996

                                   ARTICLE I
                                   OFFICES......................................

      Section 1.  Registered Office.............................................
      Section 2.  Other Offices.................................................


                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS............................

      Section 1.  Place of Meetings.............................................
      Section 2.  Annual Meeting of Stockholders................................
      Section 3.  Quorum; Adjourned Meetings and Notice Thereof.................
      Section 4.  Voting........................................................
      Section 5.  Proxies.......................................................
      Section 6.  Special Meetings..............................................
      Section 7.  Notice of Stockholders' Meetings..............................
      Section 8.  Maintenance and Inspection of Stockholder List................
      Section 9.  Stockholder Action by Written Consent Without a Meeting.......


                                   ARTICLE III
                                   DIRECTORS....................................

      Section 1.  Number and Qualification of Directors.........................
      Section 2.  Vacancies.....................................................
      Section 3.  Powers........................................................
      Section 4.  Place of Directors' Meetings..................................
      Section 5.  Regular Meetings..............................................
      Section 6.  Special Meetings..............................................
      Section 7.  Quorum........................................................
      Section 8.  Action Without Meeting........................................
      Section 9.  Telephone Meetings............................................
      Section 10. Committees of Directors.......................................
      Section 11. Minutes of Committee Meetings.................................
      Section 12. Compensation of Directors.....................................
      Section 13. Indemnification...............................................


                                   ARTICLE IV
                                   OFFICERS.....................................

      Section 1.  Officers......................................................
      Section 2.  Election of Officers..........................................
      Section 3.  Subordinate Officers..........................................
      Section 4.  Compensation of Officers......................................
      Section 5.  Term of Office; Removal and Vacancies.........................
      Section 6.  President.....................................................
      Section 7.  Vice Presidents...............................................
      Section 8.  Treasurer and Assistant Treasurers............................
      Section 9.  Controller and Assistant Controllers..........................
      Section 10. Secretary and Assistant Secretaries...........................


                                   ARTICLE V
                STOCK CERTIFICATES AND TRANSFERS OF STOCK.......................

      Section 1.  Certificates..................................................
      Section 2.  Signatures on Certificates....................................
      Section 3.  Statement of Stock Rights, Preferences, Privileges............
      Section 4.  Lost Certificates.............................................
      Section 5.  Transfers of Stock............................................
      Section 6.  Fixing Record Date............................................
      Section 7.  Registered Stockholders.......................................


                                   ARTICLE VI
                              GENERAL PROVISIONS................................

      Section 1.  Dividends.....................................................
      Section 2.  Payment of Dividends; Directors' Duties.......................
      Section 3.  Checks........................................................
      Section 4.  Fiscal Year...................................................
      Section 5.  Corporate Seal................................................
      Section 6.  Manner of Giving Notice.......................................
      Section 7.  Waiver of Notice..............................................


                                  ARTICLE VII
                                  AMENDMENTS....................................


      Section 1.  Amendment by Directors or Stockholders........................

                                   ARTICLE I
                                    OFFICES

     Section 1. Registered Office. The registered office for the purpose of service of process shall be in the City of [Wilmington], County of [New Castle], State of Delaware. The principal place of business shall be __________________________, or at such other place as the Board of Directors may from time to time determine or the business of the Company may require.

     Section 2. Other Offices. The Company may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Company may require.


                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

     Section 1. Place of Meetings. All meetings of the stockholders shall be held at any place within or without the State of Delaware as shall be designated from time to time by the Board of Directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the Company.

     Section 2. Annual Meeting of Stockholders. An annual meeting of stockholders entitled to notice thereof and to vote thereat pursuant to the provisions of the Certificate of Incorporation shall be held each year on a date, at a time and at a place, within or without the State of Delaware, as shall be designated by the Board of Directors. At each annual meeting, directors shall be elected and any other proper business may be transacted.

     Section 3. Quorum; Adjourned Meetings and Notice Thereof. A majority of the stock issued and outstanding and entitled to vote at any meeting of stockholders, the holders of which are present in person or represented by proxy, shall constitute a quorum for the transaction of business except as otherwise provided by law, by the Certificate of Incorporation, or by these By-Laws. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum and the votes present may continue to transact business until adjournment. If, however, such quorum shall not be present or represented at any meeting of the stockholders, a majority of the voting stock represented in person or by proxy may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote thereat.

     Section 4. Voting. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of law, or the Certificate of Incorporation, or these By-Laws, a different vote is required in which case such express provision shall govern and control the decision of such question.

     Section 5. Proxies. At each meeting of the stockholders, each stockholder having the right to vote may vote in person or may authorize another person or persons to act for such stockholder by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than three years prior to said meeting, unless said instrument provides for a longer period. If no date is stated on a proxy, such proxy shall be presumed to have been executed on the date of the meeting at which it is to be voted. Every proxy shall be revocable at the pleasure of the stockholder executing it, unless otherwise provided by statute. The attendance at any meeting of stockholders of a stockholder who may theretofore have given a proxy shall not have the effect of revoking such proxy unless such stockholder shall in writing so notify the secretary of the meeting prior to the voting of the proxy. Unless otherwise provided by statute, no vote on any question upon which a vote of the stockholders may be taken need be by written ballot unless the chairman of the meeting shall determine that it shall be by written ballot or the holders of a majority of the shares of stock present in person or by proxy and entitled to participate in such vote shall so demand. In a vote by written ballot each written ballot shall state the number of shares voted and the name of the stockholder or proxy voting. All proxies must be filed with the secretary of the Company at the beginning of each meeting in order to be counted in any vote at the meeting. Each stockholder shall have one vote for each share of stock having voting power and registered in his or her name on the books of the Company on the record date set by the Board of Directors as provided in ARTICLE V, SECTION 6 hereof.

     Section 6. Special Meetings. Special meetings of the stockholders for any purpose, or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the president and shall be called by the president or the secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the Company issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

     Section 7.  Notice of Stockholders' Meetings.   Whenever stockholders are
required or permitted to take any action at a meeting, a written notice of the meeting shall be given, which notice shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. The written notice of any meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at the address as it appears on the records of the Company.

     Section 8. Maintenance and Inspection of Stockholder List. The officer who has charge of the stock ledger of the Company shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     Section 9. Stockholder Action by Written Consent Without a Meeting. Unless otherwise provided in the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders of the Company, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.



                                  ARTICLE III

                                   DIRECTORS

     Section 1. Number and Qualification of Directors. The Board of Directors shall consist of a minimum of two (2) and a maximum of ten (10) directors. The number of directors shall be fixed or changed from time to time, within the minimum and maximum, by the then appointed directors. The number of directors that shall constitute the initial board shall be three (3), two of which shall be Independent Directors (as defined in article Fourth in the Certificate of Incorporation). The directors need not be stockholders. Acceptance of




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



the office of director may be expressed orally or in writing. The directors shall be elected at the annual meeting of the stockholders, except as provided in SECTION 2 of this ARTICLE III, and each director elected shall hold office until such director's successor is elected and qualified; provided, however, that unless otherwise restricted by the Certificate of Incorporation or by law, any director or the entire Board of Directors may be removed, either with or without cause, from the Board of Directors at any meeting of stockholders by a majority of the stock represented and entitled to vote thereat.

     Section 2. Vacancies. Vacancies on the Board of Directors by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, provided, however, at no time shall the Board of Directors consist of less than two (2) Independent Directors (as defined in the Certificate of Incorporation). The directors so chosen shall hold office until the next annual election of directors and until their successors are duly elected and shall qualify, or until their earlier resignation or removal. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office, provided, however, at no time shall the Board of Directors consist of less than two (2) Independent Directors (as defined in the Certificate of Incorporation).

     Section 3. Powers. The property and business of the Company shall be managed by or under the direction of its Board of Directors. In addition to the powers and authorities by these By-Laws expressly conferred upon them, the Board of Directors may exercise all such powers of the Company and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-Laws directed or required to be exercised or done by the stockholders.

                       MEETINGS OF THE BOARD OF DIRECTORS

     Section 4. Place of Directors' Meetings. The directors may hold their meetings, have one or more offices, and keep the books of the Company either inside or outside of the State of Delaware.

     Section 5. Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by the board. Except as otherwise provided by statute, any business may be transacted at any regular meeting of the Board of Directors.

     Section 6. Special Meetings. Special meetings of the Board of Directors may be called by the president, or the secretary at the request of the president or any vice president of the Company, on twenty-four hours' notice to each director, either personally or by telephone, telefax, telegram or mail; special meetings shall be called by the president or the secretary in like manner and on like notice on the written request of two directors unless the Board of Directors consists of only one director, in which case special meetings shall be called by the president or the secretary in like manner or on like notice on the written request of the sole director. Unless limited by statute, by the Certificate of Incorporation, or by these By-Laws, any and all business may be transacted at any special meeting.

     Section 7. Quorum. At all meetings of the Board of Directors a majority of the authorized number of directors shall be necessary and sufficient to constitute a quorum for the transaction of business, and the vote of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, by the Certificate of Incorporation, or by these By-Laws provided that both Independent Directors shall be in attendance at all meetings to constitute a quorum. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. If only one director is authorized, such sole director shall constitute a quorum.

     Section 8. Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

     Section 9. Telephone Meetings. Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

                            COMMITTEES OF DIRECTORS

     Section 10. Committees of Directors. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each such committee to consist of one or more of the directors of the corporation. The


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





Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in a resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Company, and may authorize the seal of the Company to be affixed to all papers which may require it; provided, however, (i) no such committee shall have such power or authority in reference to amending the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Company or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Company or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Company's property and assets, recommending to the stockholders a dissolution of the Company or a revocation of a dissolution, or amending the By-Laws of the Company, and (ii) no such committee shall have power and authority to undertake any action reserved for 100% affirmative vote of the Board of Directors pursuant to the Certificate of Incorporation; and, unless the resolution, By-Laws, or the Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a Certificate of Ownership and Merger.


     Section 11. Minutes of Committee Meetings. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

                           COMPENSATION OF DIRECTORS

     Section 12. Compensation of Directors. Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Company in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.



                                       71



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                                INDEMNIFICATION

     Section 13. Indemnification. Subject to the restrictions in this SECTION 13, the Company shall indemnify every person who is or was a party or is or was threatened to be made a party to any action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, officer or employee of the Company or, while a director, officer or employee of the Company, is or was serving at the request of the Company as a director, officer, employee, agent or trustee of another Company, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including counsel fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding, to the full extent permitted by applicable law. Expenses incurred by a person who is or was a director or officer of the Company in appearing at, participating in or defending any such action, suit or proceeding shall be paid by the Company at reasonable intervals in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company as authorized by this SECTION 13. If a claim under this SECTION 13 is not paid in full by the Company within ninety days after a written claim has been received by the Company, the claimant may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Company) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law or other applicable law for the Company to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Company. Neither the failure of the Company (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because the claimant has met the applicable standard of conduct set forth in the Delaware General Corporation Law or other applicable law, nor an actual determination by the Company (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     No person shall be entitled to indemnity based on a claim arising under this SECTION 13 unless such person has agreed in writing that such claim shall not, prior to the date which is one year and one day after the date all Commercial Paper (as defined below) is no longer outstanding, constitute a basis for such person to acquiesce, petition or otherwise, directly or indirectly, invoke or cause the Company to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the

Company under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or any substantial part of its property or ordering the winding up or liquidation of the affairs of the Company. "Commercial Paper" shall have the meaning ascribed to it in any Credit Facility (as that term is defined in the Certificate of Incorporation) permitted by the Certificate of Incorporation.


                                   ARTICLE IV

                                    OFFICERS

     Section 1. Officers. The officers of the Company shall be chosen by the Board of Directors and shall include a president, a vice president, a treasurer, and a secretary. The Company may also have, at the discretion of the Board of Directors, such other officers as are desired, including one or more vice presidents, one or more assistant treasurers, one or more controllers, one or more assistant secretaries, and such other officers as may be appointed in accordance with the provisions of SECTION 3 of this ARTICLE IV. In the event there are two or more vice presidents, then one or more may have special designations such as executive vice president, senior vice president, or some other similar or dissimilar title. At the time of the election of officers, the directors may by resolution determine the order of their rank. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these By-Laws otherwise provide.


     Section 2. Election of Officers. The Board of Directors, at its first meeting after each annual meeting of stockholders, shall choose the officers of the Company.

     Section 3. Subordinate Officers. The Board of Directors may appoint such other officers and agents, as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

     Section 4. Compensation of Officers. The salaries of all officers and agents of the Company shall be fixed by the Board of Directors.

     Section 5. Term of Office; Removal and Vacancies. The officers of the Company shall hold office until their successors are chosen and qualify in their stead. Any officer elected or appointed by the Board of Directors may be removed at any time, either with or without cause, by the Board of Directors. If the office of any officer or officers becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

                                   PRESIDENT


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





     Section 6. President. The president shall have general direction over the day-to-day business of the Company, subject to the control of the Board of Directors. The president shall be the chief executive officer of the Company. He or she shall be an ex-officio member of all committees and shall have the general powers and duties of management usually vested in the office of president and chief executive officer of corporations, and shall have such other powers and duties as may be prescribed by the Board of Directors or these By-Laws. The president shall preside at meetings of the stockholders and of the Board of Directors.

                                VICE PRESIDENTS

     Section 7. Vice Presidents. Each vice president shall have such powers and perform such duties as from time to time may be assigned to him or her by the Board of Directors or be delegated to him or her by the president. In the absence or incapacity of the president, the powers, duties and functions of the president shall be temporarily performed by such one of the vice presidents as shall be designated by the Board of Directors or, if not designated by the Board of Directors, by the president.


                       TREASURER AND ASSISTANT TREASURERS

     Section 8. Treasurer and Assistant Treasurers. The treasurer shall have responsibility for the custody and safekeeping of all funds and securities of the Company; shall make disbursements of Company funds upon appropriate vouchers and supervise the handling of balances and maintain proper relationships with banks; shall keep full and accurate accounts of the transactions of his or her office in books belonging to the Company and render to the Board of Directors, whenever it may require, an account of his or her transactions as treasurer; and in general shall have such other powers and perform such other duties as are incident to the office of treasurer and as from time to time may be prescribed by the Board of Directors or the president. In the absence of the treasurer, an assistant treasurer, if any, or such person as shall be designated by the Board of Directors shall perform his or her duties.

                      CONTROLLER AND ASSISTANT CONTROLLERS

     Section 9. Controller and Assistant Controllers. The controller shall have general charge, control, and supervision over the accounting and auditing affairs of the Company. The controller or such persons as the controller shall designate shall have responsibility for the custody and safekeeping of all permanent records and papers of the Company. The controller shall have responsibility for the preparation and maintenance of the books of account and of the accounting records and papers of the Company; shall supervise the preparation of all financial statements and reports on the operation and condition of the business of the Company; shall have responsibility for the establishment of financial procedures, records, and forms used by the Company; shall have responsibility for the filing of all financial reports and returns, except tax returns, required by law; shall render to the president or the Board of Directors, whenever they may require, an account of the controller's transactions; and in general shall have such other powers and perform such other duties as are incidental to the office of controller and as from time to time may be prescribed by the Board of Directors or the president. In the absence of the controller, an assistant controller, if any, or such person as shall be designated by the Board of Directors shall perform his or her duties.

                      SECRETARY AND ASSISTANT SECRETARIES

     Section 10. Secretary and Assistant Secretaries. The secretary shall record the proceedings of the meetings of the stockholders and directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required by the Board of Directors. The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or these By-Laws. The secretary shall keep in safe custody the seal of the Company, and affix the same to any instrument requiring it, and when so affixed it shall be attested by his or her signature or by the signature of an assistant secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Company and to attest the affixing by his or her signature. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the Board of Directors, or if there be no such determination, the assistant secretary designated by the Board of Directors, shall, in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.


                                   ARTICLE V

                   STOCK CERTIFICATES AND TRANSFERS OF STOCK

     Section 1. Certificates. Every holder of stock of the Company shall be entitled to have a certificate signed by, or in the name of the Company by, the president or a vice president, and by the secretary or an assistant secretary, or the treasurer or an assistant treasurer of the Company, certifying the number of shares represented by the certificate owned by such stockholder in the Company.

     Section 2. Signatures on Certificates. Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the

Company with the same effect as if he or she were such officer, transfer agent, or registrar at the date of issue.



     Section 3. Statement of Stock Rights, Preferences, Privileges. If the Company shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, option or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Company shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Company shall issue to represent such class or series of stock, a statement that the Company will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

                     LOST, STOLEN OR DESTROYED CERTIFICATES

     Section 4. Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Company alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his or her legal representative, to advertise the same in such manner as it shall require and/or to give the Company a bond in such sum as it may direct as indemnity against any claim that may be made against the Company with respect to the certificate alleged to have been lost, stolen or destroyed.

                               TRANSFERS OF STOCK

     Section 5. Transfers of Stock. Upon surrender to the Company, or the transfer agent of the Company, of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Company to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

                               FIXING RECORD DATE

     Section 6. Fixing Record Date. In order that the Company may determine the stockholders entitled to notice of or to vote at any meeting of the stockholders, or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action.
A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                            REGISTERED STOCKHOLDERS

     Section 7. Registered Stockholders. The Company shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the laws of the State of Delaware.


                                   ARTICLE VI

                               GENERAL PROVISIONS

                                   DIVIDENDS

     Section 1. Dividends. Dividends upon the capital stock of the Company, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

     Section 2. Payment of Dividends; Directors' Duties. Before payment of any dividend, there may be set aside out of any funds of the Company available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Company, or for such other purpose as the directors shall think conducive to the interests of the Company, and the directors may modify or abolish any such reserve in the manner in which it was created.

                                     CHECKS

     Section 3. Checks. All checks or demands for money and notes of the Company shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

                                  FISCAL YEAR

     Section 4. Fiscal Year. The fiscal year of the Company shall be fixed by resolution of the Board of Directors.

                                 CORPORATE SEAL

     Section 5. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Company and the words "Corporate Seal, Delaware." Said seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.

                                    NOTICES

     Section 6. Manner of Giving Notice. Whenever, under the provisions of the Certificate of Incorporation or of these By-Laws or as required by law, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail or fax, addressed to such director or stockholder, at the address or fax as it appears on the records of the Company, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail or in the case of a fax, when the recipient has confirmed receipt (either orally or in writing). Notice to directors may also be given by telegram.

     Section 7. Waiver of Notice. Whenever any notice is required to be given by law or under the provisions of the Certificate of Incorporation or of these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                  ARTICLE VII

                                   AMENDMENTS

     Section 1. Amendment by Directors or Stockholders. These By-Laws may be altered, amended or repealed or new By-Laws may be adopted by the stockholders or by the Board of Directors, when such power is conferred upon the Board of Directors by the Certificate of Incorporation, at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new By-Laws be contained in the notice of such special meeting. If the power to adopt, amend or repeal these By-Laws is conferred upon the Board of Directors by the Certificate of Incorporation, it shall not divest or limit the power of the stockholders to adopt, amend or repeal these By-Laws.

                                   EXHIBIT X

                           FORM OF SUBORDINATED NOTE

                               SUBORDINATED NOTE

                                                                  August 2, 1996

     1. Note. FOR VALUE RECEIVED, the undersigned, YELLOW RECEIVABLES CORPORATION, a Delaware corporation ("YELLOW-SPC"), hereby unconditionally promises to pay to the order of YELLOW FREIGHT SYSTEM, INC., an Indiana corporation ("YELLOW"), in lawful money of the United States of America and in immediately available funds, on the "COLLECTION DATE" (as defined in the "SALE AGREEMENT" referred to below) the aggregate unpaid principal sum outstanding of all "SUBORDINATED LOANS" made from time to time by Yellow to Yellow-SPC pursuant to and in accordance with the terms of that certain Receivables Sale Agreement dated as of August 2, 1996 between Yellow and Yellow-SPC (as amended, restated, supplemented or otherwise modified from time to time, the "SALE AGREEMENT"). Reference to SECTION 1.2 of the Sale Agreement is hereby made for a statement of the terms and conditions under which the loans evidenced hereby have been and will be made. All terms which are capitalized and used herein and which are not otherwise specifically defined herein shall have the meanings ascribed to such terms in the Sale Agreement.

     2. Interest. Yellow-SPC further promises to pay interest on the outstanding unpaid principal amount hereof from the date hereof until payment in full hereof at a rate equal to the Base Rate; PROVIDED, HOWEVER, that if Yellow-SPC shall default in the payment of any principal hereof, Yellow-SPC promises to, on demand, pay interest at the rate of the Base Rate plus 2% on any such unpaid amounts, from the date such payment is due to the date of actual payment. Interest shall be payable on the first Business Day of each month in arrears; PROVIDED, HOWEVER, that Yellow-SPC may elect on the date any interest payment is due hereunder to defer such payment and upon such election the amount of interest due but unpaid on such date shall constitute principal under this Subordinated Note. The outstanding principal of any loan made under this Subordinated Note shall be due and payable on the Collection Date and may be repaid or prepaid at any time without premium or penalty.

     3. Principal Payments. Yellow is authorized and directed by Yellow-SPC to enter on the grid attached hereto, or, at its option, in its books and records, the date and amount of each loan made by it which is evidenced by this Subordinated Note and the amount of each payment of principal made by Yellow-SPC, and absent manifest error, such entries shall constitute prima facie evidence of the accuracy of the information so entered; PROVIDED THAT neither the failure of Yellow to make any such entry or any error therein shall expand, limit or affect the obligations of Yellow-SPC hereunder.

     4. Subordination. The indebtedness evidenced by this Subordinated Note is subordinated to the prior payment in full of all of Yellow-SPC's recourse obligations under that certain Receivables Purchase Agreement dated as of August 2, 1996 by and among Yellow-SPC, Falcon Asset Securitization Corporation, certain financial institutions party thereto as "PURCHASERS", and The First National Bank of Chicago, as the "AGENT" (as amended, restated, supplemented or otherwise modified from time to time, the "PURCHASE AGREEMENT"). The subordination provisions contained herein are for the direct benefit of, and may be enforced by, the Agent and the Purchasers and/or any of their respective assignees (collectively, the "SENIOR CLAIMANTS") under the Purchase Agreement. Until the date on which all "CAPITAL" outstanding under the Purchase Agreement has been repaid in full and all other obligations of Yellow-SPC and/or the Servicer thereunder and under the "FEE LETTER" referenced therein (all such obligations, collectively, the "SENIOR CLAIM") have been indefeasibly paid and satisfied in full, Yellow shall not demand, accelerate, sue for, take, receive or accept from Yellow-SPC, directly or indirectly, in cash or other property or by set-off or any other manner (including, without limitation, from or by way of collateral) any payment or security of all or any of the indebtedness under this Subordinated Note or exercise any remedies or take any action or proceeding to enforce the same; PROVIDED, HOWEVER, that (i) Yellow hereby agrees that it will not institute against Yellow-SPC any proceeding of the type described in SECTION 6.1(C) of the Sale Agreement unless and until the Collection Date has occurred and (ii) nothing in this paragraph shall restrict Yellow-SPC from paying, or Yellow from requesting, any payments under this Subordinated Note so long as Yellow-SPC is not required under the Purchase Agreement to set aside for the benefit of, or otherwise pay over to, the funds used for such payments to any of the Senior Claimants and further provided that the making of such payment would not otherwise violate the terms and provisions of the Purchase Agreement. Should any payment, distribution or security or proceeds thereof be received by Yellow in violation of the immediately preceding sentence, Yellow agrees that such payment shall be segregated, received and held in trust for the benefit of, and deemed to be the property of, and shall be immediately paid over and delivered to the Agent for the benefit of the Senior Claimants.

        5. Bankruptcy; Insolvency. Upon the occurrence of any Servicer Default described in SECTION 7.1(C) of the Purchase Agreement involving Yellow-SPC as debtor, then and in any such event the Senior Claimants shall receive payment in full of all amounts due or to become due on or in respect of Capital and the Senior Claim (including "DISCOUNT" accruing under the Purchase Agreement after the commencement of any such proceeding, whether or not any or all of such Discount is an allowable claim in any such proceeding) before Yellow is entitled to receive payment on account of this Subordinated Note, and to that end, any payment or distribution of assets of Yellow-SPC of any kind or character, whether in cash, securities or other property, in any applicable insolvency proceeding, which would otherwise be payable to or deliverable upon or with respect to any or all indebtedness under this Subordinated Note, is hereby assigned to and shall be paid or delivered by the Person making such payment or delivery (whether a trustee in bankruptcy, a receiver, custodian or liquidating trustee or otherwise) directly to the Agent for application to, or as collateral for the payment of, the Senior Claim until such Senior Claim shall have been paid in full and satisfied.

     6. Amendments. This Subordinated Note shall not be amended or modified except in accordance with SECTION 9.1 of the Sale Agreement. The terms of this Subordinated Note may not be amended or otherwise modified without the prior written consent of the Agent for the benefit of the Purchasers.

     7. Governing Law. This Subordinated Note has been delivered at and shall be deemed to have been made at Chicago, Illinois and shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws and decisions of the State of Illinois. Wherever possible each provision of this Subordinated Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Subordinated Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Subordinated Note.

     8. Waivers. All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor. Yellow additionally expressly waives all notice of the acceptance by any Senior Claimant of the subordination and other provisions of this Subordinated Note and expressly waives reliance by any Senior Claimant upon the subordination and other provisions herein provided.

     9. Assignment. This Subordinated Note may not be assigned, pledged or otherwise transferred to any party other than Yellow without the prior written consent of the Agent, and any such attempted transfer shall be void.

                              YELLOW RECEIVABLES CORPORATION


                              By:_____________________________
                               Title:


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





                                    SCHEDULE
                                       TO
                               SUBORDINATED NOTE


                  Subordinated LOANS AND PAYMENTS OF PRINCIPAL
                  --------------------------------------------



       Amount of       Amount                       Unpaid
       Subordinated     of          Principal            Notation
Date          Loan           Principal Paid Balance        made by
----          ----           ----------------------       ------------
_______     ___________    ____________     ____________   __________

_______     ___________    ____________     ____________   __________

_______     ___________    ____________     ____________   __________

_______     ___________    ____________     ____________   __________

_______     ___________    ____________     ____________   __________

_______     ___________    ____________     ____________   __________

_______     ___________    ____________     ____________   __________

_______     ___________    ____________     ____________   __________

_______     ___________    ____________     ____________   __________

_______     ___________    ____________     ____________   __________

_______     ___________    ____________     ____________   __________

_______     ___________    ____________     ____________   __________

_______     ___________    ____________     ____________   __________

_______     ___________    ____________     ____________   __________

_______     ___________    ____________     ____________   __________



                                   EXHIBIT X

                   CONTRACTS APPLICABLE TO EXCLUDED CONTRACTS


                       [to be provided by the Originator]

                                   SCHEDULE A

                  DOCUMENTS AND RELATED ITEMS TO BE DELIVERED
                      ON OR PRIOR TO THE INITIAL PURCHASE


1 Receivables Sale Agreement

    A. Receivables Sale Agreement dated as of August 2, 1996 (the "SALE AGREEMENT") by and between Yellow Freight System, Inc., an Indiana corporation (the "ORIGINATOR"), and Yellow Receivables Corporation, a Delaware corporation ("YELLOW-SPC"), with the following exhibits:


Exhibit I     -    Definitions
Exhibit II    -    Places of Business of Originator; Locations of Records;
                   Trade Names; Prior Names; Federal Employer I.D. Number
Exhibit III   -    Lockboxes; Collection Accounts; Concentration Accounts; and
                   Depositary Accounts
Exhibit IV    -    Compliance Certificate
Exhibit V     -    Collection Account Agreement
Exhibit VI    -    Credit and Collection Policy
Exhibit VII   -    Form(s) of Invoice(s)
Exhibit VIII  -    Monthly Report
Exhibit IX    -    Stockholder and Subscription Agreement
Exhibit X     -    Subordinated Note
Exhibit XI    -    Contracts Applicable to Excluded Receivables


    B. Revolving Subordinated Note dated August 2, 1996 executed by Yellow-SPC in favor of the Originator.

    C. Stockholder and Subscription Agreement dated as of August 2, 1996 by and between the Originator and Yellow-SPC.

    D. Certificate of the Originator's [Assistant] Secretary certifying:

       1. An attached copy of the Originator's Articles of Incorporation (certified within 60 days prior to closing by the Indiana Secretary of State)


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





            2. An attached copy of the Originator's By-Laws

            3. An attached copy of resolutions of the Originator's Board of Directors authorizing the Originator's execution, delivery and performance of the Sale Agreement and related documents


            4. The names, titles and specimen signatures of the Originator's officers authorized to execute and deliver the Sale Agreement and related documents

    E. Good standing certificates for the Originator from the following states certified within 60 days prior to closing:

            1. Indiana
            2. Kansas

    F. Pre-filing state and federal tax lien, judgment lien and UCC lien searches against the Originator from the following jurisdictions:

            1. Kansas
            2. As applicable for tax and judgment liens, ________ County, Kansas.

    G. UCC Financing Statements naming the Originator, as debtor, Yellow-SPC, as secured party, and The First National Bank of Chicago, as Agent, as assignee of secured party, for filing in the following jurisdictions:

            1. Secretary of State of Kansas.

    H. Post-filing UCC lien searches against the Originator from the following jurisdictions:

            1. Secretary of State of Kansas.

    I.  Collection Account Agreements

            1. Boatmen's
            2. First Chicago

            3. _____________?


     J.    Opinions:

           1.  Corporate/UCC opinions
           2.  True Sale/Non-consolidation opinion

     K. CFO's Certificate re no Servicer Default or Potential Servicer Default and absence of Material Adverse Effect since April 30, 1996.



II.  Receivables Purchase Agreement

     A. Receivables Purchase Agreement dated as of August 2, 1996 (the "INVESTOR AGREEMENT") by and among Yellow-SPC, Falcon Asset Securitization Corporation ("FALCON"), various Investors, and The First National Bank of Chicago, as Agent (in such capacity, the "AGENT") with the following exhibits:


Exhibit I     -    Definitions
Exhibit II    -    Places of Business of Yellow-SPC; Locations of Records;
                   Trade Names; Federal Employer I.D. Number
Exhibit III   -    Lockboxes; Collection Accounts; Concentration Accounts; and
                   Depositary Accounts
Exhibit IV    -    Compliance Certificate
Exhibit V     -    Collection Account Agreement
Exhibit VI    -    Credit and Collection Policy
Exhibit VII   -    Form(s) of Invoice(s)
Exhibit VIII  -    Monthly Report
Exhibit IX    -    Form of Purchase Notice
Exhibit X     -    Contracts Applicable to Excluded Receivables


    B. Fee Letter dated as of August 2, 1996 by and between Yellow-SPC and the Agent.

    C. Certificate of Yellow-SPC's [Assistant] Secretary certifying:

            1. An attached copy of Yellow-SPC's Certificate of Incorporation (certified within 30 days prior to closing by the Delaware Secretary of State)

            2. An attached copy of Yellow-SPC's By-Laws

            3. An attached copy of resolutions of Yellow-SPC's Board of Directors authorizing Yellow-SPC's execution, delivery and performance of the Investor Agreement and related documents

            4. The names, titles and specimen signatures of Yellow-SPC's officers authorized to execute and deliver the Investor Agreement and related documents



     D. Good standing certificates for Yellow-SPC from the following states certified within 30 days prior to closing:

            1. Delaware
            2. Kansas

     E. UCC Financing Statements naming Yellow-SPC, as debtor, and the Agent, as secured party, for filing in the following jurisdictions:

            1. Secretary of State of Kansas

     F. Post-filing UCC lien searches against Yellow-SPC from the following jurisdictions:

            1. Secretary of State of Kansas

     G. Collection Account Agreements

            1. Boatmen's
            2. First Chicago
            3. _____________?

    H. Purchase Notice executed by Yellow-SPC.

    I. Opinion of Yellow-SPC's re corporate/UCC issues

    J. CFO's Certificate re no Servicer Default or Potential Servicer Default and absence of Material Adverse Effect since April 30, 1996.